SCHEDULE 14C INFORMATION
        Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]    Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by rule 14c-5(d)(2))

[X]    Definitive Information Statement


               ALPH-NET CONSULTING GROUP, LTD.
     (Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

[ ]    No Fee Required.

[X]    Fee computed on table below per Exchange Act Rules
     14c-5(g) and 0-11.

     1) Title of each class of securities to which transaction applies: Common Stock

     2) Aggregate number of securities to which transaction applies: 750,000 shares

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               Value: $0.10 per share times 750,000 shares
               Times 0.00025 resulted in $18.75

     4)   Proposed maximum aggregate value of transaction:

               $75,000

     5)   Total fee paid: $18.75




Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:


     1)   Amount previously paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                 ALPH-NET CONSULTING GROUP, LTD.
                       2102 N. Donner Ave.
                      Tucson, Arizona 85748
                        November 21, 2001

The enclosed information statement is being furnished to shareholders of record on November 21, 2001, of Alph-Net
Consulting Group, Ltd., a Nevada corporation, in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the following proposal:

     1. Approval and adoption of a contribution agreement whereby McKnight Consulting L.L.C. will contribute all or substantially all of its assets to us. A copy of the contribution agreement is enclosed as Appendix A. Shareholders are entitled to assert dissenter's rights under Nevada Revised Statutes 92A.300-92A.500, a copy of which is enclosed as Appendix B;

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY

Our board of directors has fully reviewed and unanimously approved the actions in connection with the above-referenced contribution agreement and has determined that the consideration to our shareholders is fair for our acquisition of McKnight Consulting. All such actions will become effective on the closing date of the contribution agreement.

The holder of 80% of our common stock has executed a written consent in favor of the above items. However, under federal law these proposals may not be effected until at least 20 days after this Information Statement has first been sent to our shareholders.

By Order of the Board of Directors

Daniel L. Hodges
Chairman of the Board

Tucson, Arizona
November 21, 2001

INFORMATION STATEMENT
TABLE OF CONTENTS



Item 1.   Information Required by Items of Schedule 14A

Item 2.   Statement that Proxies are Not Solicited

Item 3. Interest of Certain Person in or Opposition to Matters to be Acted Upon

Item 4.   Proposals by Security Holders

Item 5.   Delivery of Documents to Security Holders Sharing an
          Address

SUMMARY OF INFORMATION STATEMENT

The following summary highlights selected information from the entire information statement and may not contain all of the information that is important to you. You should carefully read this entire information statement, including the "Risk Factors," the financial statements and the related notes and all the attachments for a complete understanding of the combination. In particular, you should read the contribution agreement, which is attached as Annex A. When we refer to "pro forma" financial results, we mean our financial results as if the combination with McKnight Consulting and the issuance of the shares described below had occurred at the beginning of the relevant time period.

The Companies

We were organized under the laws of the state of Nevada in 1996. We are currently an inactive corporation with a class of securities registered under the Securities Exchange Act of 1934. We have not had, since our inception, any significant assets and we have not engaged in any operations other than organizational matters. We were specifically formed to be a "blank check" corporation, for the purpose of either merging with or acquiring an operating company. Our principal executive offices are located at 2102 N. Donner Ave., Tucson, Arizona 85749, and our phone number is (520) 731-9890.

     McKnight Consulting, L.L.C., is a privately held limited liability company organized under the laws of the State of Arizona. McKnight Consulting is a technical consulting company whose primary focus is in developing, supporting, designing, and implementing computer connectivity solutions with small to mid-sized companies nationwide. These services include network design, configuration, management, administration, programming, and evaluation. In addition to these services, database connectivity and server application management is offered when these services are integrated into the network design. McKnight Consulting's principal executive offices are located at 2110 E. Water Street, Tucson, Arizona 87519, and its phone number is
(520) 322-9918.

The Combination

     On the Effective Date, which is expected to be December 15, 2001, we will acquire all or substantially all of the assets of McKnight Consulting pursuant to the terms and subject to the conditions of the contribution agreement and continue operations under the name Alph-Net Consulting Group, Ltd. In connection with the combination, on the effective date, all of the assets and liabilities of McKnight Consulting will become our assets and liabilities and McKnight Consulting will receive shares of our common as described in this information statement.

Market Price

     There are no public markets for either our common stock or for the membership interests of McKnight Consulting. There have been no sales of either our common stock or the membership interests of McKnight Consulting prior to the combination.

Reasons for the Combination

     In evaluating the proposed combination, our management considered criteria such as the value of the assets of McKnight Consulting, McKnight Consulting's ability to compete in its market and the present and anticipated business operations of McKnight Consulting. Based on these criteria, our management determined that the combination was in the best interest of our shareholders.

     Management of McKnight Consulting believes that being a public company will allow it greater flexibility in the raising of additional capital when required for the execution of its business strategy. In addition, McKnight Consulting believes that if our application to be listed on the OTC Bulletin Board is approved by the NASD, it will provide access to added liquidity for its current members.

Votes Required

     Nevada law provides that the actions of a corporation may be approved upon such terms and conditions as its board of directors may deem expedient and for the best interests of the corporation when authorized by a vote of the holders of the majority of the stock in a corporation. Nevada further permits the holders of a majority of the stock in a corporation to approve such an action by written consent without the necessity of holding a meeting. Daniel L. Hodges, holder of 800,000 shares of our common stock, or 80% of our currently outstanding shares, has executed a written consent to take all of the actions set forth in this information statement including ratification of the contribution agreement. Therefore, no further vote of our shareholders is required.

Income Tax Consequences of the Combination

     Neither our shareholders nor the members of McKnight
Consulting will recognize gain or loss as a result of the combination.

Dissenter's Rights

     Any shareholder who dissents from the combination is entitled to the rights and remedies of dissenting shareholders as provided in chapter 92A.380 of the Nevada Revised Statutes, subject to compliance with the procedures set forth in the chapter. A copy of chapter 92A.380 of the Nevada Revised
Statutes is attached as Appendix B to this proxy statement/prospectus. See also the section entitled "Dissenter's
Rights of Appraisal" contained herein.

Government Regulation

Our combination with McKnight Consulting is not subject to federal or state regulatory review.

INFORMATION STATEMENT

     This Information Statement has been prepared for the Board by our management. "We," "our," "Alph-Net Consulting" and the "Company" refer to Alph-Net Consulting Group, Ltd. This
Information Statement is first being sent to our stockholders on or about November 23, 2001.

Risks Relating To McKnight Consulting's Business.

     You should consider the following risk factors for McKnight Consulting and our business once the combination is consummated, which are important for you to consider, as well as any other information in this information statement, in evaluating McKnight Consulting. Any investment in McKnight Consulting common stock involves a high degree of risk.

McKnight Consulting has a limited operating history and may not successfully implement its business plan.

McKnight Consulting has a limited operating history, and its business model is still in development. McKnight Consulting commenced operations in 1990 a sole proprietorship and then became a limited liability company under the laws of the state of Arizona in 2001. As an early stage computer consulting company, McKnight Consulting is subject to expenses and difficulties associated with implementing its business plan that are not typically encountered by more mature companies. The risks associated with implementing its business plan relate to:

      - building out its web hosting and network infrastructure;

      -     expanding its sales structure and marketing programs;

      -     increasing awareness of its brand;

      - providing services to its customers that are reliable and cost-effective;

      - responding to technological development or service offerings by competitors; and

      -     attracting and retaining qualified personnel.

If McKnight Consulting is not successful in implementing its business plan, its business or future financial or operating results could suffer.

McKnight Consulting will need additional funds which, if available, could result in dilution of your shareholdings or an increase in its interest expense. If these funds are not available, its business could be hurt.

McKnight Consulting's business plan projects expansion through acquisitions funded mostly with stock but requiring some cash expenses and consideration. McKnight Consulting will need to raise additional funds through public or private debt or equity financing in order to:

      - take advantage of anticipated opportunities or acquisitions of complementary assets, technologies or businesses;

      -     develop new products;

      -     respond to unanticipated competitive pressures; or

      -     achieve profitability.

When additional funds become necessary, additional financing may not be available on terms favorable to McKnight Consulting or available at all. If adequate funds are not available or are not available on acceptable terms when needed, McKnight Consulting's business could be hurt. If additional funds are raised through the issuance of equity securities, the percentage ownership of McKnight Consulting's then current stockholders may be reduced, and the new equity securities may have rights, preferences or privileges senior to those of the holders of our common stock.
If additional funds are raised through the issuance of debt securities, these securities could have some rights, preferences and privileges senior to those of the holders of McKnight Consulting common stock, and the terms of this debt could impose restrictions on its operations and result in significant interest expense to McKnight Consulting.

Rapid growth strategy is likely to place a significant strain on our resources.

The future success of McKnight Consulting depends in large part on its ability to manage any achieved growth in its business. For its business plan to succeed, McKnight Consulting will need:

      - to expand its business with new and current customers;

      - to develop and offer successful new products and services;

      -     to retain key employees and hire new employees; and

      -     to ensure that any future business McKnight
            Consulting may develop or acquire will perform in a satisfactory manner.

These activities are expected to place a significant strain on its resources. Also, McKnight Consulting cannot guarantee that any of these will occur or that McKnight Consulting will succeed in managing the results of any success in its business plan.

Annual and quarterly operating results are subject to significant fluctuations. As a result, period-to-period comparisons of results of Operations are not necessarily meaningful and should not be relied upon as indications of future performance.

McKnight Consulting has experienced significant fluctuations in its results of operations on a quarterly and annual basis.
McKnight Consulting expect to continue to experience significant fluctuations in its future quarterly and annual results of operations due to a variety of factors, many of which are outside of its control, including:

      -     demand for and market acceptance of our services;

      -     customer retention;

      -     the timing and success of our marketing efforts;

      - the timing and magnitude of capital expenditures, including costs relating to the expansion of operations;

      - the timely expansion of existing facilities and completion of new facilities;

      -     the ability to increase bandwidth as necessary;

      -     fluctuations in bandwidth used by customers;

      - introductions of new services or enhancements by McKnight Consulting and its competitors;

      -     increased competition in its markets;

      - economic conditions including those in the technology sector;

      - potential unfavorable legislative and regulatory developments;

      - growth of Internet use and establishment of Internet operations by mainstream enterprises; and

      - changes in its pricing policies and its competitors' pricing policies.

A relatively large portion of McKnight Consulting's expenses are fixed in the short-term. As a result, its results of operations will be particularly sensitive to fluctuations in revenue.

A relatively large portion of McKnight Consulting's expenses are fixed in the short-term, particularly in respect of hardware, data and telecommunications costs, depreciation, amortization, real estate occupancy costs, interest expense and personnel. Because McKnight Consulting will be required to incur these fixed expenses, irrespective of its revenue, its future results of operations are particularly sensitive to fluctuations in revenue.

The expected continued growth in the market for its products and services may not materialize or may materialize in a manner
McKnight Consulting have not anticipated.

The market is rapidly evolving. Whether, and the manner in which, the market for the products and services of McKnight Consulting will continue to grow is uncertain. The market for these products and services may be inhibited for a number of reasons, including:

      - the reluctance of businesses to outsource their connectivity solutions and Web hosting needs;

      - McKnight Consulting's failure to successfully market its products and services to new customers; and

      - the inability to maintain and strengthen its brand awareness.

Success depends in large part on the continued growth of the Internet Market.

McKnight Consulting's business will be hurt if demand for Internet and related services does not continue to grow. This demand may be inhibited for a number of reasons, including:

      -     general economic conditions;

      -     access costs;

      -     inadequate network infrastructure;

      -     security concerns;

      - uncertainty of legal and regulatory issues concerning use of the Internet;

      -     inconsistent quality of service; and

      - lack of availability of cost-effective, high-speed service.

The Internet infrastructure may not be able to support the demands placed on it or the Internet's performance and reliability may decline. Similarly, Web sites have experienced interruptions in their service as a result of outages and other delays occurring throughout the Internet network infrastructure. This could hurt McKnight Consulting's business.

A portion of McKnight Consulting's growth depends on its ability to expand web hosting capacity to meet anticipated demand.

Continuing to expand web hosting center capacity is critical to achieving the goals of McKnight Consulting's business plan. This expansion is likely to include the need to add new hardware and software, and may include the opening of additional web hosting centers. McKnight Consulting intends to add web hosting center capacity in the future as justified by customer demand. Its ability to do so successfully depends on:

      -     anticipating and planning for future demand levels;

      -     having access to sufficient capital; and

      - locating and securing satisfactory web hosting center sites and implementing the build-out of these and existing sites, all of which may require significant lead time.

If McKnight Consulting is unable to expand its capacity effectively, its growth may suffer and McKnight Consulting may not be able to adequately meet the demands of existing customers.

McKnight Consulting operates in an extremely competitive market and may not be able to compete effectively.

The computer connectivity consulting services market is extremely competitive and most of McKnight Consulting's competitors are more established and have greater financial resources. In addition, there are no substantial barriers to entry in this market. McKnight Consulting also expects that competition will intensify in the future. Most of its competitors have greater market presence, engineering and marketing capabilities and financial, technological and personnel resources than McKnight Consulting do. As a result, as compared to McKnight Consulting its competitors may:

      - develop and expand their network and web hosting infrastructures and service offerings more efficiently or more quickly;

      - adapt more swiftly to new or emerging technologies and changes in customer requirements;

      - take advantage of acquisitions and other opportunities more effectively; and

      - more effectively leverage existing relationships with customers or exploit a more recognized brand name to market and sell their services.

McKnight Consulting's current and prospective competitors generally may be divided into the following three groups:

      -     Web hosting companies including Digex, Inc., Verio,
Inc., Genuity, Globix Corporation, PSINet Inc., Exodus
Communications, Inc. and other companies;

      - Internet solution companies including Razorfish Inc., IBM Global Services, Accenture, US Internetworking Inc., Scient Corp., Cambridge Technology Partners, Inc., Whittman-Hart Inc., Oracle Corporation, the Big 5 accounting firms, EDS Corporation and other companies; and

      - Internet connectivity, VPNs and security providers including Genuity, Verio Inc., Qwest Communications International Inc., Sprint Corporation, AT&T Corp., UUNET Technologies, Inc., XO Communications, Cable & Wireless plc, WorldCom, Inc. and other national and regional providers.

McKnight Consulting believes that it may also face competition from other large computer hardware and software companies and other media, technology and telecommunications companies.

The number of businesses providing connectivity-related services is rapidly growing. McKnight Consulting is aware of other companies, in addition to those named above, that have entered into or are forming joint ventures or consortia to provide services similar to those provided by McKnight Consulting. Others may acquire the capabilities necessary to compete with McKnight Consulting through acquisitions.

McKnight Consulting could encounter significant pricing pressure as a result of increased competition and industry consolidation.

As a result of increased competition and consolidation in the industry, McKnight Consulting could encounter significant pricing pressure, which in turn could result in significant reductions in the average selling price of our services. McKnight Consulting may not be able to offset such price reductions even if McKnight Consulting obtains an increase in the number of its customers, derive higher revenue from enhanced services or manage to reduce its costs. Increased price or other competition could erode market share and could significantly hurt business. McKnight Consulting cannot assure you that it will have the financial resources, technical expertise or marketing and support capabilities to compete successfully in that environment.

McKnight Consulting's revenues are heavily dependent on contracts. If McKnight Consulting loses these contracts, if there is a reduction in the amount of work generated from them, or if McKnight Consulting fails to diversify its customer base, its business will suffer.

McKnight Consulting currently derives a substantial portion of our total revenue from contracts with two customers; Metropolitan Energy Commission and Pasqua Yaqui Indian Tribe. Metropolitan Energy Commission - Baseline Study: The study involves a detailed analysis of energy use data collected from Tucson homeowners to estimate the energy use patterns and relevant predictors. The project requires the application of statistical models that McKnight Consulting is providing. In addition, the study serves as a pilot test that will later be funded by the Department of Energy to study construction methods that may lead to decreased energy consumption. Pasqua Yaqui - Bring Treatment Home Study: The study requires the supervision by McKnight Consulting to carry out a quasi-experimental treatment trial.
The Native American tribe has contracted with McKnight Consulting to provide technical consulting regarding data collection, measure development, database design, research methodology, and statistical analyses. The loss of either of these contracts could significantly hurt its business.

McKnight Consulting cannot assure you that revenue from these customers, or from other customers that have accounted for significant revenue in past periods, individually or as a group, will continue, or if continued, will reach or exceed historical levels in any future period. In addition, McKnight Consulting may not succeed in diversifying its customer base in future periods.

McKnight Consulting could experience system failures and capacity constraints, which would affect its ability to compete.

Interruptions in service to our customers could hurt its business. To succeed, McKnight Consulting must be able to operate our network and web hosting management infrastructure 24 hours per day, seven days per week, without interruption. McKnight Consulting's operations depend upon its ability to protect its network and web hosting infrastructure, its equipment and customer data against damage from human error and/or "acts of God." Even if McKnight Consulting takes precautions, the occurrence of a natural disaster or other unanticipated problems could result in interruptions in the services McKnight Consulting provide to its customers.

Although McKnight Consulting has attempted to build redundancy into its network and hosting facilities by establishing a redundant, rigorously engineered backbone connected to our four web hosting centers, our network is currently subject to various single points of failure. For example, a problem with one of our routers or switches could cause an interruption in the services McKnight Consulting provides to some of its customers. Any interruptions in service could:

      -     cause end users to seek damages for losses incurred;

      - require McKnight Consulting to spend more money and dedicate more resources to replacing existing equipment, expanding facilities or adding redundant facilities;

      - cause McKnight Consulting to spend money on existing or new equipment and infrastructure earlier than McKnight
Consulting plans;

      -     damage its reputation for reliable service;

      - cause existing end-users and resellers to cancel its contracts; or

      - make it more difficult for McKnight Consulting to attract new end-users and partners.

Any of these results could hurt its business.

Failure of the national telecommunications network and Internet infrastructure to continue to grow in an orderly manner could result in service interruptions. While the national telecommunications network and Internet infrastructure have historically developed in an orderly manner, there is no guarantee that this will continue as the network expands and more services, users and equipment connect to the network. Failure by the telecommunications providers to provide McKnight Consulting with the data communications capacity required could cause service interruptions, which could hurt McKnight Consulting's business.

McKnight Consulting is dependent on networks built and operated by others. If McKnight Consulting does not have continued access to a reliable network, its business will suffer.

In delivering its services, McKnight Consulting relies on networks which are built and operated by others. McKnight Consulting does not have control over these networks, nor can McKnight Consulting guarantee that it will continue to have access on terms that fit its business needs.

McKnight Consulting's use of the infrastructure of other communications carriers presents risks. Success partly depends upon the coverage, capacity, scalability, reliability and security of the network infrastructure provided to us by telecommunications network suppliers, including AT&T Corp., Sprint Corporation, Verizon Communications, Pacific Bell, Worldcom, Inc. and Broadwing, Inc. McKnight Consulting's expansion plans require additional network resources. Without these resources, its ability to execute its business strategy could be hurt. In addition, future expansion and adaptation of McKnight Consulting's network and web hosting infrastructure may require substantial financial, operational and management resources. McKnight Consulting may not be able to expand or adapt its network or web hosting infrastructure on a timely basis and at a commercially reasonable cost to meet additional demand, changing customer requirements or evolving industry standards.
In addition, if demand for usage of its network and web hosting facilities were to increase faster than projected or were to exceed current forecasts, the network could experience capacity constraints which would hurt its performance.

The consolidation of network providers could adversely affect peering and transit arrangements if peering criteria becomes more restrictive or cost prohibitive. McKnight Consulting also depends on telecommunications suppliers to provide uninterrupted and error-free service through their telecommunications networks. If these suppliers greatly increase the price for their services or if the telecommunications capacity available to McKnight Consulting is insufficient for its business purposes, and McKnight Consulting is unable to use alternative networks or pass along any increased costs to its customers, its business could suffer.

McKnight Consulting's network and software are vulnerable to security breaches and similar threats which could result in being liable for damages and harm its reputation.

Despite the implementation of network security measures, the core of McKnight Consulting's network infrastructure is vulnerable to computer viruses, break-ins and similar disruptive problems caused by Internet users. This could result in being liable for damages, and McKnight Consulting's reputation could suffer, thereby deterring potential customers from working with McKnight Consulting. Security problems caused by third parties could lead to interruptions and delays or to the cessation of service to McKnight Consulting customers. Furthermore, inappropriate use of the network by third parties could also jeopardize the security of confidential information stored in McKnight Consulting computer systems and in those of its customers.

McKnight Consulting relies upon encryption and authentication technology purchased from third parties to provide the security and authentication necessary to effect secure transmission of confidential information. Although McKnight Consulting intends to continue to implement industry-standard security measures, in the past some of these standards have occasionally been circumvented by third parties. Therefore, McKnight Consulting cannot assure you that the measures McKnight Consulting implements will not be circumvented. The costs and resources required to eliminate computer viruses and alleviate other security problems may result in interruptions, delays or cessation of service to its customers, which could hurt McKnight Consulting's business.

The McKnight Consulting brand is not as well known as most of our competitors, and failure to develop brand recognition could hurt its business.

To successfully execute its strategy, McKnight Consulting must strengthen its brand awareness. While many of our competitors have well-established brands, McKnight Consulting's market presence has been limited principally to Tucson, Arizona. In order to build its brand awareness, our marketing efforts must succeed, and McKnight Consulting must provide high quality services. McKnight Consulting cannot assure you that these efforts will succeed as planned. If McKnight Consulting does not build its brand awareness, its ability to realize its strategic and financial objectives could be hurt.

If McKnight Consulting does not respond effectively and on a timely basis to rapid technological change, its business could suffer.

If McKnight Consulting does not successfully use or develop new technologies, introduce new services or enhance its existing services on a timely basis, or new technologies or enhancements used or developed by it do not gain market acceptance, its business could be hurt. This industry is characterized by rapidly changing technology, industry standards, customer needs and competition, as well as by frequent new product and service introductions. McKnight Consulting's future success will depend, in part, on its ability to accomplish all of the following in a timely and cost-effective manner, all while continuing to develop its business model and rolling-out its services on a national level:

      -     effectively use and integrate leading technologies;

      -     continue to develop its technical expertise;

      -     enhance its products and current networking services;

      - develop new products and services that meet changing customer needs;

      -     have the market accept its services;

      -     advertise and market its products and services; and

      - influence and respond to emerging industry standards and other changes.

McKnight Consulting cannot assure you that it will successfully use or develop new technologies, introduce new services or enhance our existing services on a timely basis, or that new technologies or enhancements used or developed by it will achieve market acceptance. Its pursuit of necessary technological advances may require substantial time and expense. In addition, McKnight Consulting cannot assure you that, if required, it will successfully adapt our services to alternate devices and conduits.

If its services do not continue to be compatible and interoperable with products and architectures offered by other industry members, McKnight Consulting's ability to compete could be impaired. Its ability to compete successfully is dependent, in part, upon the continued compatibility and interoperability of its services with products and architectures offered by various other members of the industry. Although McKnight Consulting intends to support emerging standards in the market for connectivity solutions, McKnight Consulting cannot assure you that it will be able to conform to new standards in a timely fashion and maintain a competitive position in the market. McKnight Consulting's services rely on the continued widespread commercial use of Transmission Control Protocol/Internet Protocol, commonly known as TCP/IP, which is an industry standard to facilitate the transfer of data. Alternative open protocol and proprietary protocol standards could emerge and become widely adopted. A resulting reduction in the use of TCP/IP could render its services obsolete and unmarketable. McKnight Consulting's failure to anticipate the prevailing standard or the failure of a common standard to emerge could hurt its business.

McKnight Consulting may be exposed to risks associated with acquisitions, including integration risks and risks associated with methods of financing and the impact of accounting treatment.
Also, completed acquisitions may not enhance its business.

A component of McKnight Consulting's strategy is to acquire web hosting and Internet solutions companies and other businesses complementary to its operations. In the future, McKnight Consulting intends to acquire companies that complement its existing business model and growth strategies. Any future acquisitions would be accompanied by the risks commonly encountered in acquisitions, including:

      - the difficulty of assimilating the operations and personnel of acquired companies;

      - the potential disruption of McKnight Consulting's business;

      - McKnight Consulting management's inability to maximize its financial and strategic position through the incorporation of an acquired technology or business into its service offerings;

      - the difficulty of maintaining uniform standards, controls, procedures and policies;

      - the potential loss of key employees from acquired businesses, and the impairment of relationships with the employees and customers of an acquired business as a result of changes in management; and

      - the inaccuracy of financial data of acquired companies.

McKnight Consulting cannot assure you that any completed acquisition will enhance our business. If McKnight Consulting consummates acquisitions in which any significant portion of the consideration consists of cash, a significant portion of our available cash could be used to consummate the acquisitions. If McKnight Consulting consummates acquisitions in which any significant portion of the consideration consists of stock, stockholders could suffer significant dilution of their interest. In addition, McKnight Consulting could incur or assume significant amounts of indebtedness in connection with acquisitions. The purchase price of future acquisitions will most likely be significantly greater than the fair value of the acquired net assets. Acquisitions required to be accounted for under the purchase method could result in significant goodwill and/or amortization charges for acquired technology.

McKnight Consulting is dependent on its hardware and software suppliers to provide it with the products and services it needs to serve its customers.

McKnight Consulting relies on outside vendors to supply it with computer hardware, software and networking equipment. These products are available from only a few sources. McKnight Consulting purchases a significant portion of these products from Sun Microsystems, Inc., Compaq Computer Corporation, Cisco Systems, Inc., Microsoft Corporation and Oracle Corporation. McKnight Consulting cannot assure you that it will be able to obtain the products and services that it needs on a timely basis and at affordable prices.

McKnight Consulting has in the past experienced delays in receiving shipments of equipment purchased for resale. To date, these delays have not adversely affected McKnight Consulting, but McKnight Consulting cannot guarantee that it will not be adversely affected by delays in the future. McKnight Consulting may not be able to obtain computer equipment on the scale and at the times required by it at an affordable cost. Suppliers may enter into exclusive arrangements with competitors or stop selling McKnight Consulting their products or services at commercially reasonable prices. If sole or limited source suppliers do not provide McKnight Consulting with products or services, its business, financial condition and results of operations may be significantly hurt.

McKnight Consulting operates in an uncertain regulatory and legal environment. New laws and regulations could harm its business.

McKnight Consulting is not currently subject to direct regulation by the Federal Communications Commission ("FCC") or any other governmental agency, other than regulations applicable to businesses in general. However, in the future, McKnight Consulting may become subject to regulation by the FCC or another regulatory agency. Its business could suffer depending on the extent to which its activities are regulated or proposed to be regulated.

While there are currently few laws or regulations that specifically regulate Internet communications, laws and regulations directly applicable to online commerce or Internet communications are becoming more prevalent. There is much uncertainty regarding the market-place impact of these laws. In addition, various jurisdictions already have enacted laws covering intellectual property, privacy, libel and taxation that could affect McKnight Consulting's business by virtue of their impact on online commerce. Further, the growth of the Internet, coupled with publicity regarding Internet fraud, may lead to the enactment of more stringent consumer protection laws. If McKnight Consulting becomes subject to claims that McKnight Consulting has violated any laws, even if McKnight Consulting successfully defend against these claims, its business could suffer. Moreover, new laws that impose restrictions on its ability to follow current business practices or increase its costs of doing business could hurt its business.

McKnight Consulting may be subject to legal liability for distributing or publishing content over the internet, which could be costly for it to defend.

It is possible that claims will be made against online service companies and Internet access providers in connection with the nature and content of the materials disseminated through their networks. Several private lawsuits are pending which seek to impose liability upon online services companies and Internet access providers as a result of the nature and content of materials disseminated over the Internet. If any of these actions succeed, McKnight Consulting might be required to respond by investing substantial resources in connection with this increased liability or by discontinuing some of its service or product offerings. Also, any increased attention focused upon liability issues relating to the Internet could also have a negative impact on the growth of Internet use.

McKnight Consulting may be unable to protect its intellectual property rights or to continue using intellectual property that McKnight Consulting license from others.

McKnight Consulting relies on a combination of copyright, trademark, service mark and trade secret laws and contractual restrictions to establish and protect certain of its proprietary rights. McKnight Consulting has no patented technology that would bar competitors from our market. Despite its efforts to protect its proprietary rights, unauthorized parties may attempt to copy or otherwise obtain and use our data or technology.

McKnight Consulting also relies on certain technologies licensed from third parties. McKnight Consulting cannot be sure these licenses will remain available to it on commercially reasonable terms or at all. The loss of such technology may require McKnight Consulting to obtain substitute technology of lesser quality or performance standards or at greater cost which could harm its business.

Management will control 75% of our common stock, and these parties may have conflicts of interest.

Patrick E. McKnight and Kathy McKnight will own 75% of the outstanding common stock following the combination with Alph-Net Consulting. Accordingly, Patrick E. McKnight and Kathy McKnight, are able to exert considerable influence over any stockholder vote, including any vote on the election or removal of directors and any merger, consolidation or sale of all or substantially all of our assets, and control our management and affairs. Such control could discourage others from initiating potential merger, takeover or other change in control transactions. As a consequence, our business could be hurt.

McKnight Consulting is dependent on key personnel and operate in an industry where it is difficult to attract and retain qualified personnel.

McKnight Consulting expects that it will need to hire additional personnel in all areas of our business. The competition for personnel throughout the industry is intense. McKnight Consulting has experienced difficulty in attracting qualified new personnel. If McKnight Consulting does not succeed in attracting new, qualified personnel its business could suffer. McKnight Consulting is also dependent on the continued services of our key personnel, particularly our current management. McKnight Consulting does not have employment agreements with its executive officers, nor does McKnight Consulting have key man insurance policies on its management. The loss of current management would harm its business.

Industry consolidation could make it more difficult to compete.

     Companies offering connectivity, data and communications services are increasingly consolidating. As a company with a limited operating history, McKnight Consulting may not be able to successfully compete with businesses that have combined, or will combine, to produce companies with substantially greater financial, sales and marketing resources, larger customer bases, extended networks and infrastructures and more established relationships with vendors, distributors and partners than McKnight Consulting have. In addition, this consolidation trend could prevent or hinder its ability to further grow our operations through acquisitions. With these heightened competitive pressures, there is a significant risk that the value of our common stock will decline.

The amount of stock to be paid to McKnight Consulting member was determined by Alph-Net Consulting and McKnight Consulting after negotiations and may not reflect any recognized criteria of value.

The consideration offered to McKnight Consulting in the combination may not reflect the actual value of our stock and bears no relationship to the assets, book value, earnings, net worth, or any other recognized criteria of value. Consequently, the consideration offered to McKnight Consulting, which can be deemed an offering price for McKnight Consulting's assets, was determined arbitrarily and solely by us and McKnight Consulting. In establishing the offering price, our management considered such matters as McKnight Consulting's financial resources, the general condition of the securities markets and the percentage of ownership of minority shareholders. The exchange ratio of the merger should not, however, be considered an indication of our or McKnight Consulting's actual value. Neither we nor McKnight Consulting obtained a fairness opinion in connection with the combination.

There is no market for the shares and you may no be able to sell them.

There has been no trading market for our common stock. Although we will apply to list our common stock on the OTC Bulletin Board, there can be no assurance that our application will be granted and there can be no assurance that an active market will develop for our common stock. Therefore, it may be difficult to sell your shares if you should desire or need to sell.

Once you are issued shares of McKnight Consulting common stock in the combination, we do not know how that common stock will trade. The market price of that common stock may fluctuate significantly due to a number of factors, some of which may be beyond our control, including:

* the potential absence of securities analysts covering us and distributing research and recommendations about us;

*    the liquidity of our common stock will be low because only
200,000 shares will be in the hands of non-affiliates of the company;

* changes in earnings estimates by securities analysts or our ability to meet those estimates;

* the operating results and stock price performance of other comparable companies;

*    overall stock market fluctuations; and
* economic conditions generally and in the mortgage industry in particular.

Any of these factors could have a significant and adverse impact on the market price of the common stock. In addition, the stock market in general has experienced extreme volatility and rapid decline that has often been unrelated or disproportionate to the operating performance of particular companies. These broad market fluctuations may adversely affect the trading price of our common stock, regardless of our actual operating performance.


Forward Looking Statements

     This information statement contains or incorporates by reference certain forward looking statements with respect to our financial condition, results of operations and business and, assuming the consummation of the combination, the proposed combination with McKnight Consulting. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward looking statements include, among others, general economic conditions and perception of the United States economy.

Unaudited Pro Forma Condensed Financial Information

The following Proforma Unaudited Financial Statements have been prepared in order to present consolidated financial position and results of operations for us and McKnight Consulting as if the combination had occurred as of June 30, 2001.

On October 31, 2001, we entered into a contribution agreement whereby, subject to shareholder approval, we acquired, in exchange for 750,000 shares of our common stock. We are an inactive publicly registered shell corporation with no significant assets or operations. We will be the surviving entity in the combination. The transaction is accounted for using the purchase method of accounting.


UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

     On October 31, 2001, Alph-Net Consulting Group, LTD., (a development stage company) ("Alph-Net Consulting Group") and McKnight Consulting, LLC, ("McKnight Consulting") executed a contribution agreement that provides for the acquisition of the assets of McKnight Consulting by Alph-Net Consulting Group. See "The Merger." The following unaudited pro forma condensed combined financial statements are based on the June 30, 2001 unaudited historical financial statements of Alph-Net Consulting Group and McKnight Consulting contained elsewhere herein, giving effect to the transaction under the purchase method of accounting, with Alph-Net Consulting Group treated as the acquiring entity for financial reporting purposes. The unaudited pro forma condensed combined balance sheet presenting the financial position of the Surviving Corporation assumes the purchase occurred as of June 30, 2001. The unaudited pro forma condensed combined statement of operations presents the results of operations of the Surviving Corporation, assuming the merger was completed on January 1, 2000.

     The unaudited pro forma condensed combined financial statements have been prepared by management of Alph-Net Consulting Group and McKnight Consulting based on the financial statements included elsewhere herein. The pro forma adjustments include certain assumptions and preliminary estimates as discussed in the accompanying notes and are subject to change. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. These pro forma financial statements should be read in conjunction with the accompanying notes and the historical financial information of both Alph-Net Consulting Group and McKnight Consulting (including the notes thereto) included in this Form. See "FINANCIAL STATEMENTS."

(Format change)

                      UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                                      JUNE 30, 2001
                                           Alph-Net
                                          Consulting    McKnight          Pro Forma
                                            Group      Consulting      Pro Forma Combined
                                            LTD.         LLC        Adjustments    Balance

ASSETS
Current Assets                           $     -        $56,849    $    -       $56,849
Fixed Assets (net)                             -          5,979         -         5,979

    Total Assets,$                             -        $62,828    $    -       $62,828

LIABILITIES AND STOCKHOLDERS'
 EQUITY
Current Liabilities                      $  1,126       $ 9,355    $    -       $10,481

    Total Liabilities                       1,126         9,355         -        10,481

Stockholders' Equity:
  Owners' Equity                                         53,473     (53,473) A       -
  Common Stock                              1,000           -           -         1,000
  Additional Paid in Capital                2,895           -        53,473  A   56,368
  Retained Deficit                         (1,200)          -           -        (1,200)
  Deficit Accumulated During the
     Development Stage                     (3,821)          -           -        (3,821)
     Total Stockholders' Equity (Deficit)  (1,126)       53,473         -        52,347

     Total Liabilities and Stockholders'
       Equity                            $     -        $62,828    $    -       $62,828

See accompanying notes to unaudited pro forma condensed combined financial statements.

                       UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                           FOR THE YEAR ENDED DECEMBER 31, 2000
                                           Alph-Net
                                          Consulting    McKnight                Pro Forma
                                            Group      Consulting   Pro Forma    Combined
                                             LTD.         LLC      Adjustments    Balance

Revenues                                  $    -       $ 23,611     $    -       $23,611
Cost of Sales                                  -         10,693          -        10,693
Gross Margin                                   -         12,918          -        12,918

Expenses:
   General & Administrative                  1,345       12,840          -        14,185

Net Income (Loss)                         $ (1,345)    $     78     $    -       $(1,267)

Income (Loss) per share                   $    -       $      -     $    -       $    -

Weighted average shares outstanding       1,000,000           -                1,000,000

See accompanying notes to unaudited pro forma condensed combined financial statements.

                       UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                          FOR THE SIX MONTHS ENDED JUNE 30, 2001
                                           Alph-Net
                                          Consulting    McKnight                Pro Forma
                                            Group      Consulting   Pro Forma    Combined
                                             LTD.         LLC      Adjustments    Balance


Revenues                                  $     -      $  14,063    $     -     $ 14,063
Cost of Sales                                   -          2,362                   2,362
Gross Margin                                    -         11,701                  11,701

Expenses:
   General & Administrative                  1,126         1,970          -        3,096

Net Income (Loss)                         $ (1,126)    $   9,731    $     -     $  8,605

Income (Loss) per share                   $     -      $      -     $     -     $ (0.01)

Weighted average shares outstanding       1,000,000           -                 1,000,000

 See accompanying notes to unaudited pro forma condensed combined financial statements.

(Format Change)
NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
STATEMENTS

  (1)  General

  In the acquisition, Alph-Net Consulting Group will acquire McKnight Consulting with Alph-Net Consulting Group being the surviving entity. Alph-Net Consulting Group will acquire all of the assets and liabilities of McKnight Consulting, in exchange for 750,000 shares of Common Stock, or approximately 75% of the New Common Stock outstanding subsequent to the acquisition, subject to certain adjustments. Alph-Net Consulting Group will also cancel 750,000 shares of the majority shareholders common stock prior to the exchange of shares. McKnight Consulting has not yet performed a detailed evaluation and appraisal of the fair market value of the net assets sold in order to allocate the purchase price among the assets sold. For purposes of preparing these pro forma financial statements, certain assumptions as set forth in the notes to the pro forma adjustments have been made in allocating the sales price to the net assets sold. As such, the pro forma adjustments discussed below are subject to change based on final appraisals and determination of the fair market value of the assets and liabilities of McKnight Consulting.

  (2)  Fiscal Year Ends

     The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2000, and the six months ended June 30, 2001, Alph-Net Consulting Group's and McKnight Consulting's operations on a common fiscal year.

  (3)  Pro Forma Adjustments

     The adjustments to the accompanying unaudited pro forma condensed combined balance sheet as of June 30, 2001, are described below:

    (A) Record merger by issuing 750,000 shares of Common Stock, par value $0.001 and canceling 750,000 shares of Common Stock, par value $0.001.

    The adjustments to the accompanying unaudited pro forma condensed combined statements of operations are described below:

    There are no anticipated adjustments to the statements of operations as a result of the merger.


                  Terms of the Combination

  Conditions to the Combination

    Our obligations and those of McKnight Consulting to consummate the merger are subject to the satisfaction or written waiver of the following conditions:

     * The absence of actual or threatened proceedings before a court or other governmental body relating to the merger;

     * Performance by us and McKnight Consulting of each party's obligations under the contribution agreement;

     * The accuracy, in all material respects, of the representations and warranties given by us and McKnight
Consulting in the contribution agreement; and

     * The receipt of certificates from us and McKnight
Consulting.

    The contribution agreement is attached as Appendix A to this information statement.

              DISSENTER'S RIGHTS OF APPRAISAL

  Any shareholder who dissents from the combination with McKnight Consulting is entitled to the rights and remedies of dissenting shareholders as provided in 92A.380 of the Nevada Revised Statutes, subject to compliance with the procedures set forth in such chapter. A copy of Sections 92A.300 and 92A.500 of the Nevada
Revised Statutes is attached as Appendix D to this Information
Statement.

     A dissenting shareholder may not challenge the corporate action creating his entitlement to dissenter's rights unless the action is unlawful or fraudulent.

    A notice of dissenter's rights must be sent no later than ten days after the effectuation of the corporate action creating the dissenter's rights, this Information Statement constitutes such notice. A dissenting shareholder must demand payment by completing and executing a "Demand for Payment," a form which is attached hereto as Appendix E, and returning all share certificates to the Company at the following address:

                Alph-Net Consulting Group, Ltd.
                Attn: Daniel L. Hodges, President
                2102 N. Donner Ave.
                Tucson, Arizona 85749

   All demands for payment must be received by [30 days from date of notice]. Any shareholder who fails to demand payment or deposit his or her certificates where required by such date forfeits his or her payment.

   We must pay the dissenter within 30 days after receipt of a demand for payment the amount we estimate to be the fair value of the shares plus accrued interest. We must include with the payment a copy of our balance sheet as of the end of a fiscal year ending not more than 16 months before the payment date, an income statement for that year, a statement of changes in shareholders equity for that year, and the latest available interim financial statements. We must also provide a statement of our estimate of the fair value of the shares, an explanation of how the interest was calculated, a statement of dissenter's rights to demand payment and a copy of the Nevada Revised Statute Sections 92A.300 and 92A.500, inclusive.

                       The Companies

  Alph-Net Consulting

  Since its inception on April 15, 1996, Alph-Net Consulting, Ltd., a Nevada corporation, has not engaged in any operations other than organizational matters. It was formed specifically to be a "blank check" or "clean public shell" corporation, for the purpose of either merging with or acquiring an operating company with operating history assets. We are currently an inactive publicly registered shell corporation with no significant assets or operations. We have not been involved in any litigation nor have we had any prior regulatory problems or business failures. We are not traded on any public market and we have never paid dividends. As of September 15, 2001 we have 29 shareholders.

  Our executive offices are located at 2102 N. Donner Ave., Tucson, Arizona 85749. Our telephone number is (520) 731-9890.
Our President, Secretary and sole director is Daniel L. Hodges.

   As the sole director, Mr. Hodges has commenced implementation of our principal business purpose, which is to seek merger or acquisition candidates. We have sought to acquire assets or shares of an entity actively engaged in business and which generates revenues, in exchange for our securities. We have not and will not, if the combination is not consummated, limit our search to any particular field or industry.

   Mr. Hodges has a controlling interest in numerous shell companies which seek or have effected mergers or acquisitions similar to that which we seek. In the past, Mr. Hodges has typically sold his controlling interests in the shell companies for cash. The other shareholders of the shell companies received interests in the applicable new company as a result of the merger or acquisition.

   Competition. We are not a significant participant in the market for business combinations with, or financing of, development stage enterprises. There are many established management and financial consulting companies and venture capital firms which have significantly greater financial and personnel resources, technical expertise and experience than we have in this field. In view of our limited financial resources and management availability, we continue to be at a significant competitive disadvantage.

   Regulation and Taxation. We believe that we have structured the combination in such a manner as to minimize federal and state tax consequences to us and to McKnight Consulting and its members.

   Intellectual Property. We own no intellectual property of any kind.

   Employees.  We have no full-time or part-time employees.  Mr.
Hodges, our sole officer and director, has agreed to allocate a nominal portion of his time to our activities without compensation.

   Legal Proceedings. We are not subject to any pending litigation, legal proceedings or claims.

  Our Management's Discussion and Analysis of Financial Condition and Results of Operation

   We are an inactive publicly registered shell corporation with no significant assets or operations. There are no trends that will result in or are likely to result in our liquidity increasing or decreasing. We have no material commitments for capital expenditures as of the end of the latest fiscal period. We do not anticipate performing research and development for any products during the next twelve months. We have no full or part time employees and do not anticipate hiring any employees during the next twelve months. We are a public shell corporation created as a vehicle to acquire or merge with another corporation that seeks perceived advantages of a publicly held corporation. We have, and likely will continue to have, insufficient capital to engage in any operations other than acquiring or merging with another company.

  McKnight Consulting
  General

   Originally operated as a sole proprietorship, and then reformed as a limited liability company under the laws of the state of Arizona in 2001, McKnight Consulting LLC is a technical consulting company whose primary focus is in developing, supporting, designing, and implementing computer connectivity solutions with small to mid-sized companies nationwide. These services include network design, configuration, management, administration, programming, and evaluation. In addition to these services, database connectivity and server application management is offered when these services are integrated into the network design.

   McKnight Consulting's executive offices are located at 2110 E.
Water Street, Tucson, Arizona 85799.  Our telephone number is
(520) 322-9918. McKnight Consulting's President and sole director is Patrick E. McKnight.

   Competition. McKnight Consulting is not a significant participant in the market for computer connectivity solutions. There are many established consulting companies that have significantly greater financial and personnel resources, technical expertise and experience than we have in this field. In view of its limited resources and size, McKnight Consulting will continue to be at a significant competitive disadvantage.

   Regulation and Taxation. We believe that we have structured the combination in such a manner as to minimize federal and state tax consequences to Alph-Net Consulting and to McKnight
Consulting and its members.

   Intellectual Property. We own no intellectual property of any kind.

   Employees.  We have two full-time employees.  None of McKnight
Consulting's employees are represented by a union.  McKnight
Consulting considers its relations with its employees to be satisfactory.

   Legal Proceedings. McKnight Consulting is not subject to any pending litigation, legal proceedings or claims.
  McKnight Consulting's Management Discussion and Plan of
Operation

  McKnight Consulting is a technical consulting company whose primary focus is in developing, supporting, designing, and implementing computer connectivity solutions with small to mid-sized companies nationwide. Smaller companies often lack in-house technical expertise necessary for understanding the full range of available solutions. Slightly larger companies in the range of mid-sized companies with fewer than 1,000 employees may have technically capable individuals, however, their ability to be objective decision-makers may be compromised by company policy or power hierarchies. McKnight Consulting has provided services to this targeted market for over 8 years as a sole proprietorship and, at this time, it is in the interest of the company to expand the range of offerings and expand operations to enlist more specialists.

  Since the mid-1990's, technical consulting has been building nationwide at an ever increasing rate. Businesses recognize the need to confer with outside organizations to understand the nature and extent of internal problems. Technical consulting has been the benefactor of this need that is often caused by the ever-growing computer industry and rapid expansion of technical solutions. Just over 4 years in the late 1990's, computer communication speeds have increased 100 times! In addition to the speed increases, the number of methods to implement computer networks has risen from 4 in 1990 to over 20 in 2001. These facts lead many companies to rely on outside sources to assist in the evaluation of their current infrastructure and assess methods to change the infrastructure for future compatibility.

  McKnight Consulting offers technical consulting for computer connectivity. These services include network design, configuration, management, administration, programming, and evaluation. In addition to these services, database connectivity and server application management is offered when these services are integrated into the network design.

  Within the next three to five years, McKnight Consulting expects to enhance revenues by expanding the domain of consulting activities to include network application hosting and design. In addition, additional revenue will be expected by adding formal evaluation methodologies that will fully delineate the source and nature of existing technical problems. The activities that may place financial burden on the company include: Recruitment of personnel for programming and database management; Lost revenue resulting from recruitment process; marketing costs; inventory acquisition costs

  Revenues

   McKnight Consulting had net revenues for year ended December 31, 2000 in the amount of $78 compared to $8,105 for the same period ended December 31, 1999. For the six-month period ended June 30 2001, McKnight Consulting had net revenues of $9,731 compared to $5,032 for the same period ended June 30, 2000. Revenues consisted primarily of consulting fees for projects managed.

  Costs and Expenses

   McKnight Consulting had costs and expenses for year ended December 31, 2000 in the amount of $12,840 compared to $17,219 for the same period ended December 31, 1999. For the six-month period ended June 30 2001, McKnight Consulting had expenses of $1,970 compared to $5,385 for the same period ended June 30, 2000. Costs and expenses consist of primarily of general and administrative expenses and depreciation.

  Liquidity and Capital Resources

  At December 31, 2000, McKnight Consulting had total current assets of $45,980 and $56,849 in current assets at June 30, 2001.

  Owners equity in McKnight Consulting was $43,742 as of December
31, 2000 and $53,473 at June 30, 2001.

  The Company will not have sufficient funds (unless it is able to raise funds in a private placement) to undertake any significant acquisitions or developments.

  Description of Capital Stock of Alph-Net Consulting

   We are authorized to issue up to 100,000,000 shares of common stock, $.001 par value per share. As of September 15, 2001, there were 1,000,000 common shares issued and outstanding held by 29 shareholders. There is no public market for our common stock.

   The rights of holders of common stock are subject to the rights of holders of any preferred stock that may be issued in the future. All outstanding shares of common shares of common stock are duly authorized, validly issued, fully paid and nonassessable. Upon liquidation, dissolution or winding up, the holders of common stock are entitled to share ratably in all net assets available for distribution to shareholders after payment to creditors. The common stock is not redeemable and has no preemptive or conversion rights.

  Voting Rights

   Holders of our common shares are entitled to one vote per share on all matters submitted for shareholders vote. A majority of the outstanding shares entitled to vote constitute a quorum and action generally is taken by a majority of the votes cast.
  Dividends

   Holders of common stock are entitled to receive dividends out of assets legally available for this purpose at the times and in the amounts as the Board of Directors may from time to time determine. Holders of common stock will share equally on a per share basis in any dividend declared by the Board of Directors.

   We have not paid any dividends on our common stock and do not anticipate paying any cash dividends in the foreseeable future.

  Merger or Consolidation

   In the event of a merger or consolidation, holders of our common stock will vote as a class and such action shall be approved by a vote of a majority of the shares entitled to vote being necessary for approval. In any merger or consolidation, holders of common stock must be treated equally per share.

  Security Ownership of Alph-Net Consulting Shares By Certain
Beneficial Shareholders

   The following table presents certain information regarding beneficial ownership of our common stock as of September 15, 2001, by Mr. Hodges who is: (i) the only person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, and (ii) is our sole director and executive officer. Mr. Hodges has sole voting and investment power as to the shares shown.

(Format change)

                      Name and Address              Ownership            Percentage
Title of Class      of Beneficial Ownership     Amount of Beneficial      Ownership

  Common                Daniel L. Hodges             800,000                 80%
                     President and Director
                       11601 E. Lusitano Pl.
                         Tucson, AZ  85748

After the merger our shareholders will own 250,000 shares or 25% of the combined company.

   The following table presents certain information regarding beneficial ownership of common stock of the combined company after the acquisition.  Mr. McKnight would be:  (i)
the only person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, and (ii) is the chief executive officer and a director of the combined company.  Mr. McKnight would have sole voting and investment power as to the shares shown.

                      Name and Address              Ownership            Percentage
Title of Class      of Beneficial Ownership     Amount of Beneficial      Ownership

 Common                Patrick E. McKnight           375,000                 37.5%
                      President and Director
                       2110 E. Water Street
                        Tucson, AZ  85719

 Common                 Kathy McKnight               375,000                 37.5%
                      Secretary and Director
                       2110 E. Water Street
                        Tucson, AZ  85719

(Format change)

  Management Following the Combination


       The following table sets forth the names, positions and ages of the directors and executive officers of our directors and officers following the merger. All directors are elected at each annual meeting and serve for one year and until their successors are elected and qualify. Officers are elected by the Board of Directors and their terms of office are at the discretion of the Board.

Name of Director/Officer      Age       Position(s) With Company

Patrick E. McKnight            35        President, Director

Kathy McKnight                 38        Secretary, Director

  Mr. McKnight has been involved in the program development of
the business since its inception.    He provides the expertise in
the technical areas including computer applications, software development, statistical analysis, and technical writing. In addition, Mr. McKnight handles many of the day-to-day business operations and decisions for McKnight Consulting.

  Ms. McKnight has been involved in the business since 1995 and continues to serve as the secretary and specialist for program implementation and customer care/service. Her main responsibilities include grant application preparation, client consultation, and information dissemination. These responsibilities along with purchasing and long-term planning are her only responsibilities within McKnight Consulting.

  Principal Shareholder of Alph-Net Consulting

   As of October 15, 2001, Daniel Hodges holds 800,000 shares of common stock of Alph-Net Consulting which represents 80% of our issued and outstanding capital stock. He is also the sole director and executive officer. The remaining 200,000 shares of our common stock are held by 28 shareholders none of whom own in excess of 5% of our shares.

  Executive Compensation of Directors and Officers

   Alph-Net Consulting has not paid, nor does owe, any compensation to our executive officers for the year ended
December 31, 2000 and we have not done so for the 2001.

   McKnight Consulting paid its president, Patrick E. McKnight
$13 in 2000 and $10,608 in 1999. McKnight Consulting has not paid, nor does owe, any compensation to its executive officers for the period ended June 30, 2001.

   Our by-laws authorize the Board of Directors to fix the compensation of directors, to establish a set salary for each director and to reimburse the director's expenses for attending each meeting of the Board of Directors.

                   Available Information

                       ANNUAL REPORT

  Our Annual Report on Form 10-KSB with certified financial
statements required to be   filed for the fiscal year ended
December 31, 2000, and our Quarterly Reports on From 10_QSB with reviewed financial statements required to be filed for the periods ended March 31, 2001 and June 30, 2001 are incorporated into this Information Statement by this reference and accompanies this Information and Proxy Statement. Any exhibit to the annual report on Form 10-KSB or quarterly reports on Form 10-QSB will be furnished to any requesting person who sets forth a good faith representation that he or she was a beneficial owner of our common stock on November 15, 2001. The fee for furnishing a copy of any exhibit will be 25 cents per page plus $3.00 for postage and handling.

   Copies of our reports, proxy statements and other information may be inspected and copied at the public facilities maintained by the SEC:

Judiciary Plaza            Citicorp Center
Room 1024                  500 West Madison Street
450 Fifth Street, N.W.     Suite 1400
Washington, D.C.  20549

   Copies of these materials can also be obtained by mail at prescribed rates from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, or by calling the SEC at 1-800-SEC-0330. The SEC maintains a Web site that includes reports, proxy statements and other information. The address of the SEC Web site is http://www.sec.gov.

     WHO SHOULD I CALL IF I HAVE QUESTIONS?

   If you have questions about this Information Statement or the propped merger, please call Daniel L. Hodges, our sole officer.
Mr. Hodges may be reached at (520) 731-9890.

                         SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration
Statement to be signed on its behalf by the undersigned;
thereunto duly authorized, in Tucson, Arizona, on 21st of November, 2001.

                      ALPH-NET CONSULTING GROUP, LTD.

                              By:/s/  Daniel L. Hodges
                              Daniel L. Hodges
                              President and Chief Executive
Officer

   Pursuant to the requirements of the Securities Act of 1933, this Information Statement has been signed by the following persons in the capacities and on the dates indicated.

     Signature                   Title                    Date

/s/ Daniel L. Hodges   President and Chief Executive    11/21/01
  Daniel L. Hodges   Officer (Principal Executive Officer)

                 MCKNIGHT CONSULTING, LLC.

                           -:-
                INDEPENDENT AUDITOR'S REPORT
                       JUNE 30, 2001
                        (UNAUDITED)
                            AND
                     DECEMBER 31, 2000

                          CONTENTS

Page
  Independent Auditor's Report . . . . . . . . . . . . .. . F - 1

  Balance Sheet
    June 30, 2001 (Unaudited) and December 31, 2000         F - 2

  Statements of Operations
    For the Period Ended June 30, 2001 (Unaudited) and the
    Years Ended December 31, 2000 and 1999 .  . . . . . . . F - 3

  Statements of Owners Equity
    For the Period Ended June 30, 2001 (Unaudited) and the
    Year Ended December 31, 2000 . . . . . .  . . . . . . . F - 4

  Statements of Cash Flows
      For the Period Ended June 30, 2001 (Unaudited) and the
      Years Ended December 31, 2000 and 1999  . . . . . . . F - 5

  Notes to Financial Statements. . . . . . .  . . . . . . . F - 6

                INDEPENDENT AUDITOR'S REPORT

  McKnight Consulting, LLC.
  Tucson, Arizona

       We have audited the accompanying balance sheet of McKnight
Consulting, LLC. as of   December 31, 2000, and the related
statements of operations, and cash flows for the years ended December 31, 2000 and 1999 and the statement of owners equity for
the year ended December   31, 2000.  These financial statements
are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

       We conducted our audits in accordance with generally
accepted auditing standards.    Those standards require that we
plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material
misstatement.  An audit includes examining,   on a test basis,
evidence supporting the amounts and disclosures in the financial
statements.  An   audit also includes assessing the accounting
principles used and significant estimates made by   management,
as well as evaluating the overall financial statement
presentation.  We believe that   our audits provide a reasonable
basis for our opinion.

       In our opinion, the financial statements referred to above
present fairly, in all material   respects, the financial
position of McKnight Consulting, LLC. as of December 31, 2000,
and the   results of its operations and its cash flows for the
years ended December 31, 2000 and 1999 in   conformity with
generally accepted accounting principles.

                                     Respectfully submitted
                                     Robison, Hill & Co.
                                     Certified Public Accountants
  Salt Lake City, Utah
  July 11, 2001

                 MCKNIGHT CONSULTING, LLC.
                       BALANCE SHEETS

                               June 30, 2001       December 31,
                              (Unaudited)              2000

ASSETS

Current Assets:
   Cash and Cash Equivalents     $  8,949          $   7,553
   Accounts Receivable             17,878              6,919
   Inventory                       30,022             31,508
                                   ------             ------
         Total Current Assets      56,849             45,980
                                   ------             ------
Fixed Assets:
    Office Equipment               10,877             10,877
    Less Accumulated Depreciation  (4,898)            (3,810)
                                   ------              -----
         Net Fixed Assets           5,979              7,067
                                   ------              -----
         Total Assets            $ 62,828          $  53,047
                                   ------             ------

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Accounts Payable               $  4,794          $   5,065
  Credit Cards Payable              3,848              3,848
  Payroll Taxes Payable               119                119
  Sales Tax Payable                   594                273
                                   ------             ------
         Total Liabilities          9,355              9,305
                                   ------             ------
Owners' Equity:                    53,473             43,742
                                   ------             ------
     Total Liabilities
      and Owners' Equity         $ 62,828          $  53,047
                                   ------             ------

The accompanying notes are an integral part of these financial statements.

(Format change)

                                  MCKNIGHT CONSULTING, LLC
                                  STATEMENTS OF OPERATIONS
                                         (Unaudited)
                        For the Periods Ended                For the Years Ended
                        June 30,                             December 31,
                        2001           2000                2000          1999

Revenues:
     Sales              $  4,588    $ 13,578            $ 14,654      $    46,926
     Services              1,600       5,858              10,325           10,914
     Evaluation            7,875           -                   -                -

     Reimbursed Expenses       -         500             ( 1,368)           3,951

Total Revenues            14,063      19,936              23,611           61,791

Cost of Goods Sold         2,362       9,519              10,693           36,467

Gross Profit              11,701      10,417              12,918           25,324

Expenses:
     General and
       Administrative        882       4,348              10,766           15,483

Depreciation               1,088       1,037               2,074            1,736

       Net Income       $  9,731   $   5,032            $     78       $    8,105



         The accompanying notes are an integral part of these financial statements.

                                  MCKNIGHT CONSULTING, LLC.
                                 STATEMENT OF OWNERS' EQUITY
                       DECEMBER 31, 2000 AND JUNE 30, 2001 (UNAUDITED)
                                 General Owner
                                 % Income                                 Total
                                 Allocation              Amount
                                   Amount

Balance at December 31, 1999           100              $ 43,664         $   43,664

Net Income                              -                     78                 78

Balance at December 31, 2000           100                43,742             43,742

Net Income (Unaudited)                  -                  9,731              9,731

Balance at June 30, 2001 (Unaudited)   100              $ 53,473         $   53,473


The accompanying notes are an integral part of these financial statements.



                                  MCKNIGHT CONSULTING, LLC.
                                  STATEMENTS OF CASH FLOWS
                                         (Unaudited)
                                  For the Periods Ended           For the Years Ended
                                           June 30,                       December 31,
                                      2001          2000           2000             1999


CASH FLOWS FROM OPERATING ACTIVITIES:

Net Income                           $  9,731      $   5,032        $      78    $   8,105
Depreciation                            1,088          1,037            2,074        1,736
Change in operating assets
    and liabilities:Paging                  -              -                -      (1,854)
Accounts Receivable                   (10,959)         7,192            4,546      (4,601)
Inventory                               1,486         (1,771)          (2,431)     (2,389)
Accounts Payable                      (   271)        (  601)             303      (6,128)
Credit Cards Payable                        -              -                -          194
Payroll Tax Payable                         -              -                -          119
Sales Tax Payable                         321         (1,038)          (1,038)         548

  Net Cash Used in operating
     activities                         1,396          9,851            3,532      (4,270)

CASH FLOWS FROM INVESTING ACTIVITIES:

Purchase of Office Equipment                -         (  574)          (1,011)     (9,866)
Net Cash Provided by Investing Activities   -         (  574)          (1,011)     (9,866)

CASH FLOWS FROM FINANCING ACTIVITIES

Contributed Capital                         -              -           (    13)     14,041
Net Cash Provided by Financing Activities   -              -           (    13)     14,041
Net (Decrease) Increase in Cash         1,396          9,277             2,508     (   95)
Cash at Beginning of Period             7,553          5,045             5,045       5,140
Cash at End of Period                 $ 8,949       $ 14,322         $   7,553     $ 5,045

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash paid during the year for:
   Interest                           $     -       $      -         $       -     $     -

   Franchise and income taxes         $     -       $      -         $       -     $     -

The accompanying notes are an integral part of these financial statements.


(Format change)
                       MCKNIGHT CONSULTING LLC
                    NOTES TO FINANCIAL STATEMENTS
            FOR THE YEARS ENDED DECEMBER 31, 200 AND 1999

NOTE 1  - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES

     This summary of accounting policies for McKnight Consulting, LLC, is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Organization and Basis of Presentation

     The Company was originally organized as a sole proprietorship under the laws of the State of Arizona and has operated as a proprietorship prior to the formation of the Limited Liability Company in 2001.

Nature of Business

     McKnight Consulting is a research and technical consulting firm specializing in social science research and technology that supports efforts in research. Efforts are focused on research design, methodology and statistics in formulating sound research design proposals. Additionally, McKnight Consulting offers technical and computer consulting related to the research process.

Cash and Cash Equivalents

     For the purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Inventory

     Inventories are stated at the lower of cost or market.

Pervasiveness of estimates

     The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



                       MCKNIGHT CONSULTING LLC
                    NOTES TO FINANCIAL STATEMENTS
            FOR THE YEARS ENDED DECEMBER 31, 200 AND 1999
                             (Continued)

NOTE 1  - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES

Concentration of Credit Risk

     The Company has o significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements. The
Company maintains the majority of its cash balances with one financial institution, in the for of demand deposits.

Fixed Assets.

     The office equipment is state at cost and will be depreciated, on a straight-line basis, over their estimated useful lives of five years.

     The Company has adopted the Financial Accounting standards Board SFAS No, 121, "Accounting for the Impairment of Long-lived Assets." SFAS No. 121 addresses the accounting for (i) impairment of long-lived assets, certain identified intangibles and goodwill related to assets to be held and used, and (ii) long-lived assets and certain identifiable intangibles to be disposed of. SFAS No. 121 requires that long-lived assets and certain identifiable intangibles be held and used by an entity be reviewed for impairment whenever events or changes in circumstances indicate that he carrying amount of an asset may not be recoverable. If the sum of the expected future cash flows from the use of the asset and its eventual disposition (un-discounted and without interest charges) is less than the carrying amount of the asset, an impairment loss is recognized.

NOTE 2 - COMMITMENTS

       As of December  31, 2000 all activities of the Company
have been conducted by   corporate officers from either their
homes or business offices. Currently, there are no outstanding debts owed by the company for the use of these facilities and
there are no commitments for future   use of the facilities.

NOTE 3- INCOME TAX

       As of December 31, 2000, the Company has been operating as
a sole proprietorship and   thus income tax is paid on the
proprietors Schedule C, included on Form 1040 filed with the Internal Revenue Service.


                 MCKNIGHT CONSULTING, LLC.
               NOTES TO FINANCIAL STATEMENTS
       FOR THE YEARS ENDED DECEMBER 31,2000 AND 1999
                        (Continued)

NOTE 4 - SUBSEQUENT EVENTS

       On January 25, 2001, the Company, was converted from a sole proprietorship to a limited liability company.

          ALPH-NET CONSULTING GROUP, LTD.
          (A Development Stage Company)
                       -:-
           INDEPENDENT AUDITOR'S REPORT
            DECEMBER 31, 2000 AND 1999


                               CONTENTS

                                                           Page
  Independent Auditor's Report . . . . . . . . . . . . . . F - 1

  Balance Sheets
     December 31, 2000 and 1999                            F - 2

  Statements of Operations for the
    Years Ended December 31, 2000 and 1999 . . . . . . . . F - 3

  Statement of Stockholders' Equity for the Since April 15, 1996 Inception to December 31, 2000 . F - 4

  Statements of Cash Flows for the
     Years Ended December 31, 2000 and 1999                F - 5

  Notes to Financial Statements                            F - 6


INDEPENDENT AUDITOR'S REPORT

  Alph-Net Consulting Group, Ltd.
  (A Development Stage Company)


  We have audited the accompanying balance sheets of Alph-Net Consulting Group, Ltd. (a development stage company) as of December 31, 2000 and 1999, and the related statements of operations and cash flows for the two years ended December 31, 2000 and the statement of stockholders' equity from April 15, 1996 (inception) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Alph-Net Consulting Group, Ltd. (a development stage company) as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the two years ended December 31, 2000 in conformity with generally accepted accounting principles.

  Respectfully submitted
  Robison, Hill & Co.
  Certified Public Accountants
  Salt Lake City, Utah
  January 19, 2001

             ALPH-NET CONSULTING GROUP, LTD.
             (A Development Stage Company)
                    BALANCE SHEETS

                                              December 31,
                                         2000             1999

Assets:                                $      -        $     -

Liabilities - Accounts Payable         $    215        $     -

Stockholders' Equity:
  Common Stock, Par value $.001 ,
  Authorized 100,000,000 shares,
  Issued 1,000,000 shares at,
  December 31, 2000 and 1999              1,000           1,000

  Paid-In Capital                         2,680           1,550

  Retained Deficit                       (1,200)         (1,200)
  Deficit Accumulated During the
    Development Stage                    (2,695)         (1,350)

     Total Stockholders' Equity            (215)             -

     Total Liabilities and
       Stockholders' Equity            $      -        $     -


     The accompanying notes are an integral part of these financial statements.

              ALPH-NET CONSULTING GROUP, LTD.
               (A Development Stage Company)
                  STATEMENTS OF OPERATIONS

                                                      Cumulative
                                                      since July
                                                      12, 1999
                                                      inception
                    For the year ended                of
                    December 31                       development
                    2000               1999           stage

Revenues:           $       -          $     -        $      -

Expenses:               1,345            1,350           2,695

     Net Loss       $  (1,345)         $(1,350)       $ (2,695)

Basic & Diluted loss
     per share      $       -          $     -

     The accompanying notes are an integral part of these financial statements.

(Format change)

                               ALPH-NET CONSULTING GROUP, LTD.
                                (A Development Stage Company)
                              STATEMENT OF STOCKHOLDERS' EQUITY

                   SINCE APRIL 15, 1996 (INCEPTION) TO DECEMBER 31, 2000
                                                                              Deficit
                                                                              Accumulated
                                                                              Since July
                                                                              12, 1999
                                                                              Inception of
                                Common Stock   Paid-In    Retained            Development
                                   Shares      Par Value  Capital   Deficit   Stage

Balance at April 15, 1996
     (inception)                         -     $      -   $     -   $    -     $      -

September 4, 1996 Issuance of
  Stock for Services and payment
  of Accounts payable            1,000,000        1,000         -        -            -

Net Loss                                 -            -         -   (1,000)           -

Balance at December 31, 1996     1,000,000        1,000         -   (1,000)           -

Net Loss                                 -            -         -     (100)           -

Balance at December 31, 1997     1,000,000        1,000         -   (1,100)           -

Net Loss                                 -            -         -     (100)           -

Balance at December 31, 1998     1,000,000        1,000         -   (1,200)           -


Capital contributed by
   shareholder                           -            -     1,550        -            -

Net Loss                                 -            -         -        -       (1,350)

Balance at December 31, 1999     1,000,000        1,000     1,550   (1,200)      (1,350)

Capital contributed by
   shareholder,,                         -            -     1,130        -            -

Net Loss                                 -            -         -        -       (1,345)

December 31, 2000               $1,000,000       $1,000    $2,680  $(1,200)     $(2,695)



     The accompanying notes are an integral part of these financial statements.



                                ALPH-NET CONSULTING GROUP, LTD.
                                 (A Development Stage Company)
                                   STATEMENTS OF CASH FLOWS

                                                                                Cumulative
                                                                                since July
                                                                                  12, 1999
                                                                                 inception
                                       For the years ended                          of
                                          December 31,
development
                                             2000          1999                    stage
CASH FLOWS FROM OPERATING
ACTIVITIES:

Net Loss                                   $(1,345)      $(1,350)               $( 2,695)
Increase (Decrease) in Accounts Payable        215          (200)                     15
  Net Cash Used in operating activities     (1,130)       (1,550)                ( 2,680)

CASH FLOWS FROM INVESTING
ACTIVITIES:
Net cash provided by
  investing activities                           -             -                       -

CASH FLOWS FROM FINANCING
ACTIVITIES:
Capital contributed by shareholder           1,130         1,550                   2,680
Net Cash Provided by
  Financing Activities                       1,130         1,550                   2,680

Net (Decrease) Increase in
  Cash and Cash Equivalents                      -             -                       -
Cash and Cash Equivalents
  at Beginning of Period                         -             -                       -
Cash and Cash Equivalents
  at End of Period                         $     -       $     -                $      -

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
  Interest                                 $     -       $     -                $      -
  Franchise and income taxes               $     -       $     -                $      -

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES: None

The accompanying notes are an integral part of these financial statements.



(Format change)
                   ALPH-NET CONSULTING GROUP, LTD.
                    (A Development Stage Company)
                    NOTES TO FINANCIAL STATEMENTS
              THE YEARS ENDED DECEMBER 31, 2000 AND 1999


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
     POLICIES

     This summary of accounting policies for Alph-Net Consulting
Group, Ltd. is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

Organization and Basis of Presentation

     The Company was incorporated under the laws of the State of Nevada on April 15, 1996. The Company ceased all operating activities during the period from April 15, 1996 to July 12, 1999 and was considered dormant. On July 12, 1999, the Company obtained a Certificate of renewal from the State of Nevada.
Since July 12, 1999, the Company is in the development stage, and has not commenced planned principal operations.

Nature of Business

     The company has no products or services as of December 31, 2000. The Company was organized as a vehicle to seek merger or acquisition candidates. The Company intends to acquire interests in various business opportunities, which in the opinion of management will provide a profit to the Company.

Cash and Cash Equivalents

     For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                  ALPH-NET CONSULTING GROUP, LTD.
                   (A Development Stage Company)
                   NOTES TO FINANCIAL STATEMENTS
             THE YEARS ENDED DECEMBER 31, 2000 AND 1999
                            (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
     POLICIES (Continued)

Loss per Share

     The reconciliations of the numerators and denominators of the basic loss per share computations are as follows:

                                                       Per-Share
                            Income          Shares      Amount

                          (Numerator)    (Denominator)

                        For the year ended
                         December 31, 2000
Basic Loss per Share
Loss to common shareholders   $(1,345)       1,000,000  $   -


                        For the year ended
                         December 31, 1999
Basic Loss per Share
Loss to common shareholders   $(1,350)       1,000,000  $   -

     The effect of outstanding common stock equivalents would be anti-dilutive for December 31, 2000 and 1999 and are thus not considered.

Concentration of Credit Risk

     The Company has no significant off-balance-sheet concentrations of credit risk such as foreign exchange contracts, options contracts or other foreign hedging arrangements. The
Company maintains the majority of its cash balances with one financial institution, in the form of demand deposits.

NOTE 2 - INCOME TAXES

     As of December 31, 2000, the Company had a net operating loss carryforward for income tax reporting purposes of approximately $3,800 that may be offset against future taxable income through 2011.
Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carryforwards will expire unused. Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.

                   ALPH-NET CONSULTING GROUP, LTD.
                    (A Development Stage Company)
                    NOTES TO FINANCIAL STATEMENTS
              THE YEARS ENDED DECEMBER 31, 2000 AND 1999
                             (Continued)

NOTE 3 - DEVELOPMENT STAGE COMPANY

     The Company has not begun principal operations and as is common with a development stage company, the Company has had recurring losses during its development stage.

NOTE 4 - COMMITMENTS

     As of December 31, 2000 all activities of the Company have been conducted by corporate officers from either their homes or business offices. Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

NOTE 5 - STOCK SPLIT

     On July 5, 1999 the Board of Directors authorized 1,000 to 1 stock split, changed the authorized number of shares to 100,000,000 shares and the par value to $.001 for the Company's common stock. As a result of the split, 999,000 shares were issued. All references in the accompanying financial statements to the number of common shares and per-share amounts for 1999 and 1998 have been restated to reflect the stock split.

INDEPENDENT ACCOUNTANT'S REPORT

Alph-Net Consulting Group, Ltd.
(A Development Stage Company)

     We have reviewed the accompanying balance sheets of Alph-Net Consulting Group, Ltd. (a development stage company) as of June 30, 2001 and December 31, 2000, and the related statements of operations for the three and six months ended June 30, 2001 and 2000, and cash flows for the six months ended June 30, 2001 and 2000. These financial statements are the responsibility of the Company's management.

     We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statement taken as a whole. Accordingly, we do not express such an opinion.

     Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements for them to be in conformity with generally accepted accounting principles.

                                   Respectfully submitted

                                   Robison, Hill & Co.
                                   Certified Public Accountants

Salt Lake City, Utah
August 15, 2001

                   ALPH-NET CONSULTING GROUP, LTD.
                    (A Development Stage Company)
                            BALANCE SHEETS


                                     June 30,     December 31,
                                      2001           2000

ASSETS                              $      -      $        -

LIABILITIES & STOCKHOLDERS EQUITY
Current Liabilities:
  Accounts Payable                  $  1,126             215
                                     -------        --------
     Total Liabilities                 1,126             215

Stockholders' Equity:
  Common Stock, Par value $.001
    Authorized 100,000,000 shares,
    Issued 1,000,000 Shares at
    June 30, 2001 and
    December 31, 2000                  1,000           1,000
  Paid-In Capital                      2,895           2,680
  Retained Deficit                    (1,200)         (1,200)
  Deficit Accumulated During the
    Development Stage                 (3,821)         (2,695)
                                     -------        --------
     Total Stockholders' Equity       (1,126)         (  215)

     Total Liabilities and
       Stockholders' Equity         $      -      $        -
                                     =======        ========


             See accompanying notes and accountants report.

(Format change)

                                ALPH-NET CONSULTING GROUP, LTD.
                                 (A Development Stage Company)
                                   STATEMENTS OF OPERATIONS
                                                                                Cumulative
                                                                                since July
                                                                                 12, 1999
                                                                                inception
                          For the three months ended   For the six months ended      of
                                     June 30,                June 30,
development
                              2000          2000        2000        2000            stage

Revenues:                   $      -      $      -     $     -    $      -       $      -

Expenses:
  General & Administrative       276           980       1,126         980          3,821

  Net Loss                  $   (276)        $(980)    $(1,126)   $   (980)      $ (3,821)

Basic & Diluted loss
  per share                 $      -      $      -     $     -    $      -

See accompanying notes and accountants report.


(Format change)
                   ALPH-NET CONSULTING GROUP, LTD.
                    (A Development Stage Company)
                       STATEMENTS OF CASH FLOWS

                                                       Cumulative
                                                   since July 12,

                                                     1999
                       For the six months ended      Inception of
                           June 30,                   Development
                              2001      2000             Stage

CASH FLOWS FROM OPERATING
ACTIVITIES:
Net Loss                  $  (1,126)   $   (980)      $(  3,821)
Increase (Decrease) in
  Accounts Payable              911         980             926
                              -----        ----         -------
  Net Cash Used in operating
    activities                 (215)         -         (  2,895)

CASH FLOWS FROM INVESTING
ACTIVITIES:
Net cash provided by
   investing activities           -          -                -

CASH FLOWS FROM FINANCING
ACTIVITIES:
Capital contributed by
    shareholder                 215          -            2,895
Net Cash Provided by
  Financing Activities          215          -            2,895

Net (Decrease) Increase in
  Cash and Cash Equivalents       -          -                -
Cash and Cash Equivalents
  at Beginning of Period          -          -                -
Cash and Cash Equivalents
  at End of Period        $       -    $     -         $      -

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for:
  Interest                $       -    $     -         $      -
  Franchise and income
     taxes                $       -    $     -              350

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING
ACTIVITIES: None

 See accompanying notes and accountants report.

                   ALPH-NET CONSULTING GROUP, LTD.
                    (A Development Stage Company)
                    NOTES TO FINANCIAL STATEMENTS
                FOR THE SIX MONTHS ENDED JUNE 30, 2001

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES

     This summary of accounting policies for Alph-Net Consulting Group, Ltd. (a development stage company) is presented to assist in understanding the Company's financial statements. The accounting policies conform to generally accepted accounting principles and have been consistently applied in the preparation of the financial statements.

     The unaudited financial statements as of June 30, 2001 and for the three and six months then ended reflect, in the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to fairly state the financial position and results of operations for the three and six months. Operating results for interim periods are not necessarily indicative of the results which can be expected for full years.

Organization and Basis of Presentation

     The Company was incorporated under the laws of the State of Nevada on April 15, 1996. The Company ceased all operating activities during the period from April 15, 1996 to July 12, 1999 and was considered dormant. Since July 12, 1999, the Company is in the development stage, and has not commenced planned principal operations.

Nature of Business

     The Company has no products or services as of June 30, 2001.
The Company was organized as a vehicle to seek merger or acquisition candidates. The Company intends to acquire interests in various business opportunities, which in the opinion of management will provide a profit to the Company.

Cash and Cash Equivalents

     For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents to the extent the funds are not being held for investment purposes.

Pervasiveness of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                   ALPH-NET CONSULTING GROUP, LTD.
                    (A Development Stage Company)
                    NOTES TO FINANCIAL STATEMENTS
                FOR THE SIX MONTHS ENDED JUNE 30, 2001
                              (Continued)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING
POLICIES
(Continued)

Loss per Share

     The reconciliations of the numerators and denominators of the basic loss per share computations are as follows:

                                                       Per-Share
                             Income        Shares        Amount
                           (Numerator ) (Denominator)

                          For the three
                          months ended
                          June 30, 2001
Basic Loss per Share
Loss to common shareholders   $(276)     1,000,000     $    -

                          For the six
                          months ended
                          June 30, 2001
Basic Loss per Share
Loss to common shareholders  $(1,126)    1,000,000     $    -

                          For the three
                          months ended
                          June 30, 2000
Basic Loss per Share
Loss to common shareholders  $(  980)    1,000,000     $    -

                          For the six
                          months ended
                          June 30, 2000
Basic Loss per Share
Loss to common shareholders  $(  980)    1,000,000     $    -


     The effect of outstanding common stock equivalents are anti-dilutive for June 30, 2001 and 2000 and are thus not considered.

Reclassification: Certain reclassifications have been made in the 2001 and financial statements to conform with the June 30, 2001 presentation.
                   ALPH-NET CONSULTING GROUP, LTD.
                    (A Development Stage Company)
                    NOTES TO FINANCIAL STATEMENTS
                FOR THE SIX MONTHS ENDED JUNE 30, 2001
                             (Continued)


NOTE 2 - INCOME TAXES

     As of June 30, 2001, the Company had a net operating loss carryforward for income tax reporting purposes of approximately $5,000 that may be offset against future taxable income through 2020. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements, because the Company believes there is a 50% or greater chance the carry-forwards will expire unused. Accordingly, the potential tax benefits of the loss carry-forwards are offset by a valuation allowance of the same amount.

NOTE 3 - DEVELOPMENT STAGE COMPANY

     The Company has not begun principal operations and as is common with a development stage company, the Company has had recurring losses during its development stage.

NOTE 4 - COMMITMENTS

     As of June 30, 2001 all activities of the Company have been conducted by corporate officers from either their homes or business offices. Currently, there are no outstanding debts owed by the company for the use of these facilities and there are no commitments for future use of the facilities.

                               APPENDIX A

CONTRIBUTION AGREEMENT

This CONTRIBUTION AGREEMENT (the Agreement) is effective as of
October 31, 2001, between ALPH-NET CONSULTING GROUP, LTD., a
Nevada corporation (the Company) and MCKNIGHT CONSULTING, LLC, an
Arizona limited liability company (McKnight).

                                RECITALS

WHEREAS, McKnight is engaged in the business of computer connectivity consulting;

WHEREAS, the Company is a public company with a class of securities registered pursuant to section 12(g) of the Securities
Exchange Act of 1934, as amended (the Exchange Act) whose business plan is to acquire the profitable operations of an ongoing business;

WHEREAS, McKnight desires to enter into a combination with the Company in order to gain the benefits of being a publicly-held entity;

WHEREAS, the board of directors of the Company has determined that it is in the best interests of the Company to enter into a combination with McKnight in furtherance of the Companys business plan;

WHEREAS, in order to effectuate such a combination (the
Combination), McKnight will contribute all of its right, title and interest in and to all of its assets (the Assets);

WHEREAS, in order to effectuate such Combination, the sole officer and director of Alph-Net will return to the Company for cancellation seven hundred fifty thousand (750,000) of his eight hundred thousand (800,000) shares of common stock of the Company;

WHEREAS, in consideration for the contribution of the Assets, the Company will issue to McKnight seven hundred fifty thousand (750,000) shares of its Common Stock and assume any and all liabilities of McKnight as reflected on McKnights financial statements;

WHEREAS, the parties intend that for federal and applicable state income tax purposes that the Contribution qualify as a tax-free contribution under Section 351 of the Internal Revenue Code of 1986, as amended;

WHEREAS, the Company will file a Registration Statement on Form SB-2 (the Registration Statement) which will register the issuance of the Common Stock under the Securities Act of 1933, as amended (the Securities Act), and which will seek the approval of the shareholders of the Company to the Combination and certain other matters; and

WHEREAS, the Company and McKnight intend to consummate the Combination contemplated by this Agreement not later than five
(5) business days after approval of the Combination by the shareholders of the Company at a special meeting of shareholders called for the purpose of approving the Combination and the completion of all conditions to closing contemplated herein (the Effective Date).

NOW THEREFORE, in consideration of the forgoing and the mutual representations, warranties, covenants and agreements contained herein, the parties agree as follows:

ARTICLE ONE

THE CONTRIBUTION

     1.1 The Closing. Unless otherwise provided in this Agreement, the closing date shall be the Effective Date and shall take place at 2102 N. Donner Ave., Tucson, Arizona or at any other location designated by the parties or by facsimile or express courier of executed closing documents, concurrent with the satisfaction of the conditions set forth in this Agreement.

     1.2 Contribution. Upon the terms and subject to the conditions of this Agreement and effective as of the Effective Date, McKnight will contribute to the Company all of its right, title and interest in and to the Assets (the Contribution).
After such transfer of the Assets and assumption of the liabilities, as contemplated by Paragraph 1.3 below, the Company shall own all of the assets, business and operations formerly and currently used and conducted by McKnight.

     1.3 Consideration. As consideration for the Contribution the Company will issue to McKnight 750,000 shares of its Common Stock (the Common Stock) and will unconditionally assume and agree to pay, satisfy and discharge when due in accordance with their terms, and the Company will forever hold McKnight harmless against, any and all liabilities of McKnight as shown on the financial statements of McKnight dated not earlier than thirty days prior to the date of this Agreement. As of the Effective Date, the Common Stock will be validly issued, fully paid, nonassessable and free of preemptive rights.


     1.4 Cancellation of Shares. In addition, Daniel L. Hodges, President and sole Director of Alph-Net, hereby agrees that seven hundred fifty thousand (750,000) of his eight hundred thousand (800,000) shares of Alph-Net, shall be cancelled and extinguished upon approval of the Combination by the Alph-Net shareholders and prior to the Closing, the cancellation of the Cancelled Shares shall be deemed to have occurred and to have been effective prior to the Closing without any further act by Daniel L. Hodges or by Alph-Net other than the approval of the Combination by the Alph-Net shareholders.


ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF MCKNIGHT

     2.1 Organization and Qualification. McKnight is a limited liability company duly organized and validly existing under the laws of the State of Arizona. McKnight has the requisite power and authority to own, operate or lease its properties and to carry on its business as now conducted, and is duly qualified or licensed to do business, and is in good standing, in each jurisdiction in which the nature of its business or the properties owned, operated or leased by it makes such qualification, licensing or good standing necessary except where the failures to have such authority, or the failures to be so qualified, licensed or in good standing, individually, or in the aggregate, would not have a Material Adverse Effect on McKnight. The term Material Adverse Effect as used in this Agreement, means any change in or effect on the business, results of operations, assets or condition of the affected party that would be materially adverse to such party, except for any change or effect resulting from general economic or financial market conditions.

     2.2 Subsidiaries. McKnight does not have the power, directly or indirectly, to vote or direct the voting of, securities sufficient to elect the majority of the directors of any corporation (a subsidiary) and does not control, directly or indirectly, or have any direct or indirect controlling equity interest, or any commitment to acquire any such direct or indirect controlling equity interest, in any corporation, partnership, joint venture, association, trust, or other business organization.

     2.3 Articles of Organization and Operating Agreement. McKnight has heretofore made available to the Company a complete and correct copy of its articles of organization and operating agreement, each as amended to the date hereof. McKnight is not in violation of any provision of its articles of organization or operating agreement.

     2.4 Capitalization. As of the close of business on the date of this Agreement, McKnight had 2 membership interests outstanding. All outstanding membership interests have been duly authorized and validly issued and are fully paid and non-assessable. There are no outstanding obligations of McKnight to repurchase, redeem or otherwise acquire any McKnight securities, as defined below and to the knowledge of McKnight, there are no voting trusts, proxies or other agreements or understandings with respect to the voting of the membership interests of McKnight. There are outstanding:

     2.4.1 No other voting securities of McKnight
     2.4.2 No securities of McKnight convertible into or exchangeable for membership interests or voting securities of McKnight; and
     2.4.3 No options or other rights to acquire from McKnight, and no obligation to issue, any voting securities or securities convertible into or exchangeable for membership interests or any voting securities of McKnight (the items in paragraphs 2.4.1, 2.4.2 and 2.4.3 will be referred to collectively as the McKnight Securities).
     2.5 Authority. McKnight has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by McKnight and the consummation by McKnight of the transactions contemplated hereby have been duly and validly authorized and approved by the members of McKnight (the Members)and no other corporate proceedings on the part of McKnight are necessary to authorize or approve this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by McKnight and, assuming the due and valid authorization, execution and delivery of this Agreement by the Company, constitutes a valid and binding obligation of McKnight enforceable against McKnight in accordance with its terms, except as such enforceability (a) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditor rights generally and (b) is subject to general principles of equity.

     2.6 No Conflict; Required Filings and Consents SECTION
IV.6No Conflict; Required Filings and Consents.

     2.6.1 Except as disclosed on Schedule 2.6.1, None of the execution and delivery of this Agreement by McKnight, the consummation by McKnight of the transactions contemplated hereby or the compliance by McKnight with any of the provisions hereof will (i) conflict with or violate the articles of organization or operating agreement of McKnight; (ii) conflict with or violate any statute, ordinance, rule, regulation, order, judgment or decree applicable to McKnight, or by which McKnight or any of its properties or assets may be bound or affected, or (iii) result in a violation or breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in any loss of any material benefit, or the creation of any Lien on any of the property or assets of McKnight (any of the foregoing referred to in clause (ii) or this clause (iii) being a violation) pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which McKnight is a party or by which McKnight or any of its properties may be bound or affected, except in the case of the foregoing clauses (ii) or (iii) for any Violation which, individually and in the aggregate, would not have a Material Adverse Effect on McKnight.

     2.6.2 Except as disclosed on Schedule 2.6.2, none of the execution and delivery of this Agreement by McKnight, the consummation by McKnight of the transactions contemplated hereby or the compliance by McKnight with any of the provisions hereof will require any consent, waiver, approval, authorization or permit of, or registration or filing with or notification to (any of the foregoing being a Consent), any government or subdivision thereof, or any administrative, governmental or regulatory authority, agency, commission, tribunal or body, domestic, foreign or supranational (a Governmental Entity), except for (i) such filings and approvals as may be required by any foreign jurisdiction or under applicable state takeover Laws; and (ii) other Consents or filings the failure of which to obtain or make, individually and in the aggregate, would not have a Material Adverse Effect on McKnight.

     2.7 Financial Statements. The audited financial statements and unaudited interim financial statements of McKnight (the Financial Statements) provided to the Company comply as to form in all material respects with applicable accounting requirements applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial condition of McKnight as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     2.8 Information. None of the information supplied by McKnight in writing specifically for inclusion or incorporation by reference in (i) the Registration Statement; (ii) the proxy statement included as a part of the Registration Statement (the "Proxy Statement"); or (iii) any other document to be filed with the SEC or any other Governmental Entity in connection with the transactions contemplated by this Agreement (the "Other Filings") will, at the respective times filed with the SEC or other Governmental Entity and, in addition, in the case of the Proxy Statement, at the date it or any amendment or supplement is mailed to the shareholders of the Company, at the time of the shareholders' Meeting and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     2.9 Absence of Certain Material Adverse Changes. Since the date of the Financial Statements, there has not been any change in the Assets, business, financial condition or results of operations of McKnight that would have a Material Adverse Effect on McKnight, nor has there occurred any event which should reasonably be foreseen to result in such a Material Adverse Effect on McKnight.

     2.10 Undisclosed Liabilities. Except where any such liabilities, individually or in the aggregate, would not have a Material Adverse Effect on McKnight, McKnight does not have any liability (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated and whether due or to become due), except for (a) liabilities accrued or reserved against in the Financial Statements or incurred in the ordinary course of business since the date of the Financial Statements,
(b) contractual or statutory liabilities incurred in the ordinary course of business which are not required by GAAP to be reflected on a balance sheet, and (d) liabilities adequately reserved against or disclosed in writing other than in the Financial Statements.

     2.11 Tax Matters.

     2.11.1 For all years where the statute of limitations has not expired, McKnight has filed all Tax Returns (as defined below) that it was required to file and all such Tax Returns were correct and complete in all material respects, except where the failure to file such Tax Returns, individually or in the aggregate, would not have a Material Adverse Effect on McKnight. McKnight has paid or will pay all Taxes (as defined below) that are due on or before the Closing Date, whether or not shown on any such Tax Returns, except such as are being contested in good faith by appropriate proceedings (to the extent any such proceedings are required) and with respect to which McKnight is maintaining reserves adequate for their payment and except where the failure to pay such Taxes, individually or in the aggregate, would not have a Material Adverse Effect on McKnight. The accrued but unpaid Taxes of McKnight for Tax Periods through the date of the Financial Statements do not exceed the accruals and reserves for Taxes (other than deferred Taxes) set forth on the Financial Statements. McKnight has no actual or, to its knowledge, potential liability for any Tax obligation of any taxpayer (including without limitation any affiliated group or corporations or other entities that included McKnight during a prior period) other than McKnight. All Taxes that McKnight is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Entity, except where the failure to withhold or collect Taxes, individually or in the aggregate, would not have a Material Adverse Effect on McKnight.

     2.11.1.1 For purposes of this Agreement, "taxes" means all taxes, charges, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, payroll and franchise taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof and any amounts of Taxes of another person that McKnight is liable to pay by Law.

     2.11.1.2 For purposes of this Agreement, "Tax Returns" means all reports, returns, declarations, statements or other information required to be supplied to a taxing authority in connection with Taxes.

     2.11.1.3 For purposes of determining the amount of Taxes attributable to a specified period (e.g., the period from the date of the Financial Statements through the Closing) other than a Tax Period, each Tax shall be computed as if the specified period were a Tax Period. For purposes of this paragraph 2.11.4, a Tax Period means a period for which a Tax is required to be computed under applicable statutes and regulations.

     2.11.2 No examination or audit of any Tax Returns of McKnight by any Governmental Entity that would have a Material Adverse Effect on McKnight is currently in progress or, to the knowledge of McKnight, threatened or contemplated. McKnight has not waived any statute of limitations with respect to taxes or agreed to an extension of time with respect to a tax assessment or deficiency.

     2.12 Owned Real Property. McKnight does not own any real property.

     2.13 No Litigation. There is no (i) unsatisfied judgment, order, decree, award, stipulation or injunction or (ii) private or governmental claims, complaint, action, suit, arbitration, proceeding, hearing, rule, law, regulation or investigation affecting McKnight to which McKnight, or to McKnight's knowledge, any member, manager, employee or agent of McKnight is or was a party or is threatened to be made a party that would have a Material Adverse Effect on McKnight.

     2.14 Compliance With Applicable Laws. McKnight is in material compliance with all applicable Laws and orders, writs, injunctions, judgments, plans or decrees (collectively, "orders") of any Governmental Entity, including any COBRA and any applicable employee wage and hour requirements, except where failure to be in compliance would not have a Material Adverse Effect on McKnight.

     2.15 Benefit Plans; ERISA.

     2.15.1 McKnight has previously provided a complete and accurate list of all Employee Benefit Plans maintained, or contributed to, by McKnight. Complete and accurate copies of (i) all Employee Benefit Plans which have been reduced to writing,
(ii) written summaries of all unwritten Employee Benefit Plans, if any, (iii) all related trust agreements, insurance contracts and summary plan descriptions, and (iv) all annual reports filed on IRS Form 5500, 5500C or 5500R for the last two plan years for each Employee Benefit Plan, have been delivered or made available to the Company. Each Employee Benefit plan has been administered in all material respects in accordance with its terms and McKnight has met its obligations with respect to such Employee Benefit Plan and has made all required contributions thereto. McKnight and all Employee Benefit Plans are in all material respects in compliance with the currently applicable provisions of ERISA and the Code and the regulations there under.

     2.15.2 There are no investigations by a Governmental Entity, termination proceedings or other claims (except claims for benefits payable in the normal operation of the Employee Benefit Plans and proceedings with respect to qualified domestic relations orders), suits or proceedings against or involving any Employee Benefit Plan or asserting any rights or claims to benefits under any Employee Benefit Plan that could give rise to any liability.

     2.15.3 All the Employee Benefit Plans that are intended to be qualified under Section 401(a) of the Code have received determination, opinion or notification letters from the Internal Revenue Service to the effect that such Employee Benefit Plans are qualified and the plans and the trust related thereto are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, no such determination, opinion or notification letter has been revoked and revocation has not been threatened, and no such Employee Benefit Plan has been amended since the date of its most recent determination, opinion or notification letter or application therefore in any respect, and no act or omission has occurred, that would adversely affect its qualification or increase its cost.

     2.15.4    McKnight has never maintained an Employee Benefit
Plan subject to Section 412 of the Code or Title IV of ERISA.

     2.15.5 At no time has McKnight been obligated to contribute to any "multi-employer plan" (as defined in Section
4001(a)(3) of ERISA).

     2.15.6 There are no unfunded obligations under any Employee Benefit Plan providing benefits after termination of employment to any employee of McKnight (or to any beneficiary of any such employee), including but not limited to retiree health coverage and deferred compensation, but excluding continuation of health coverage required to be continued under Section 4980B of the Code, any applicable state health insurance continuation law and any state insurance conversion privileges law.

     2.15.7 No act or omission has occurred and no condition exists with respect to any Employee Benefit Plan maintained by McKnight that would subject McKnight to any fine, penalty, tax or liability of any kind imposed under ERISA or the Code.

     2.15.8 No Employee Benefit Plan is funded by, associated with, or related to "voluntary employee's beneficiary association" within the meaning of Section 501(c)(9) of the Code.

     2.15.9 No Employee Benefit Plan, plan documentation or agreement, summary plan description or other written communication distributed generally to employees by its terms prohibits McKnight from amending or terminating any such Employee
Benefit Plan.

     2.15.10 There is no: (i) written agreement with any member, manager or any key employee of McKnight which has not been terminated in accordance with its terms (A) the benefits of which are contingent, or the terms of which are altered, upon occurrence of a transaction involving the McKnight of the nature of any of the transactions contemplated by this Agreement, (B) providing any term of employment or compensation guarantee or (C) providing severance benefits or other benefits after the termination of employment of such member, manager or key employee; (ii) agreement, plan or arrangement under which any person may receive payments from McKnight that may be subject to the tax imposed by Section 4999 of the Code or included in the determination of such person's "excess parachute payment" under
Section 280G of the Code; and (iii) agreement or plan binding McKnight any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.


     2.16 Intellectual Property.

     2.16.1 McKnight owns, or is licensed or otherwise possesses legally enforceable rights to use, all patents, trademarks, trade names, service marks, copyrights, and any applications for such patents, trademarks, trade names, service marks, and copyrights, and all trade secrets, schematics, technology, know-how, computer software and tangible or intangible proprietary information or material (collectively, "Intellectual Property") that are necessary or used to conduct their businesses as currently conducted, except where any failure to own, license or otherwise possess any such Intellectual Property, individually or in the aggregate, would not have a Material Adverse Effect on McKnight. McKnight has taken all reasonable measures necessary to protect the proprietary nature of each item of Intellectual Property that it considers confidential, and to maintain in confidence all trade secrets and confidential information that it presently owns or uses.

     2.16.1.1 McKnight has previously provided a list of all patents and patent applications and all trademarks, registered copyrights, know-how, technology, schematics, computer software or tangible or intangible proprietary information or material, trade names and service marks owned by McKnight and which are currently necessary or used in connection with McKnight's businesses, including the jurisdictions in which each such Intellectual Property right has been created, recognized, issued or registered or in which any such application for such creation, recognition, issuance or registration has been filed.

     2.16.1.2 McKnight has previously provided a list of all written licenses, sublicenses and other agreements to which it is a party and pursuant to which any person is authorized to use any Intellectual Property rights.

     2.16.1.3 McKnight has previously provided a list of all written licenses, sublicenses and other agreements to which McKnight is a party and pursuant to which McKnight is authorized to use any third party patents, patent applications, trademarks, service marks, trade names, know-how, schematics, technology trade secrets or copyrights, including all software ("Third Party Intellectual Property Rights") which are incorporated in, or used in the development or operation of, any existing product or service of McKnight.

     2.16.1.4 McKnight has made available to the Company correct and complete copies of all patents, registrations, applications (owned by McKnight), and all licenses, sublicenses and agreements referred to above and as amended to date. Except for retail purchases of software, McKnight is not a party to any oral license, sublicense or agreement which, if reduced to written form, would have been required to be listed pursuant to paragraphs 2.16.1.1 through 2.16.1.4 under the terms of this

     Section 2.16.

     2.16.2 With respect to each item of Intellectual Property that McKnight owns: (i) other than Intellectual Property subject to joint development rights or other rights that will not materially interfere with the conduct of the business of McKnight, and subject to such rights as have been granted by McKnight under license agreements entered into by McKnight, (which have been identified in the lists provided pursuant to paragraphs Section 2.16.1.1 through 2.16.1.4 and copies of which have previously been made available, or the contents of which have been disclosed in writing to the Company), McKnight possesses all right, title and interest in and to each such item; and (ii) each such item is not subject to any outstanding judgment, order, decree, stipulation or injunction that materially interferes with the conduct of McKnight's business as currently conducted, except where any instance of non-compliance with subsections (i) and/or (ii) above, individually or in the aggregate, would not have a Material Adverse Effect on McKnight. With respect to each item of Third Party Intellectual Property
Rights: (i) the license, sublicense or other agreement covering such item is legal, valid, binding, enforceable and in full force and effect with respect to McKnight, and to McKnight's knowledge is legal, valid, binding, enforceable and in full force and effect with respect to each other party thereto; (ii) McKnight is not in breach or default there under, and to McKnight's knowledge no other party to such license, sublicense or other agreement is in breach or default there under, and no event has occurred which with notice or lapse of time would constitute a breach or default by McKnight or permit termination, modification or acceleration thereunder by any party thereto; and (iii) the underlying item of hird Party Intellectual Property is not subject to any outstanding judgment, order, arbitration award, decree, stipulation, injunction or governmental rule, law or regulation to which McKnight is a part or has been specifically named that materially interferes with the conduct of McKnight's business as currently conducted, nor subject to any other outstanding judgment, order, decree, arbitration award, stipulation, injunction or governmental rule, law or regulation that materially interferes with the conduct of McKnight's business as currently conducted, except where any instance of non-compliance with subsections (i), (ii) and/or (iii) above, individually or in the aggregate, would not have a Material Adverse Effect on McKnight.

     2.16.3 McKnight (i) has not been named in any suit, action, arbitration or other proceeding which involves a claim of infringement or misappropriation of any patent, trademark, service mark, trade name, copyright, trade secret, schematic, technology, know-how, computer software, tangible or intangible proprietary information of any third party or breach of any license, sublicense or other agreement relating to such intellectual property and (ii) has not received any written notice alleging any such claim of infringement, breach or misappropriation where the events described in subsections (i) and (ii) would have a Material Adverse Effect on McKnight. McKnight has made available to the Company correct and complete copies of all pleadings and papers from such suits, actions, arbitrations, or proceedings and written notices to the extent McKnight is not prohibited from disclosing the same under applicable court orders. The performance of the service offerings of McKnight do not currently infringe and have not, within the six years prior to the date of this Agreement, infringed any patent, trademark, service mark, trade name, copyright, trade secret, schematic, technology, know-how, computer software, tangible or intangible proprietary information or material right of any third party, except where such infringement would not have a Material Adverse Effect on McKnight; and to the knowledge of McKnight, the Intellectual Property rights of McKnight are not being materially infringed by activities, products or services of any third party.

     2.17 Certain Events. Since the date of this Agreement until the Effective Date, there has not been any event, occurrence or development which has had or would be reasonably likely to result in a Material Adverse Effect on McKnight, except for general economic changes, changes that affect the industry of McKnight generally, and changes in McKnight's business after the date hereof attributable solely to actions taken by the Company.
Since the date of this Agreement there has not been (a) any declaration, setting aside or payment of any dividend or other distribution in respect of the membership interests of McKnight or any redemption or other acquisition by McKnight of any membership interests; (b) any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for membership interests; (c) (i) any granting by McKnight to any officer or key employee of McKnight of any increase in compensation, except in the ordinary course of business or as was required under employment agreements in effect as of the date of the Financial Statements or (ii) any entry by McKnight into any employment, severance or termination agreement with any such officer or key employee or granting by McKnight to any such officer or key employee of any increase in severance or termination pay, except as was required under employment, severance or termination agreements in effect as of the date of the Financial Statements; (d) any damage, destruction or loss, whether or not covered by insurance, that has or would be reasonably likely to have a Material Adverse Effect on McKnight;
(e) any change in accounting methods, principles or practices by McKnight materially affecting its assets, liabilities or business, except insofar as may have been required by a change in generally accepted accounting principles; or (f) any adoption or increase in payments to or benefits under any Benefit Plan; or
(g) any agreement or commitment to do any of the things described in the preceding clauses (a) through (f).

     2.18 Contracts. Since the date of the Financial Statements, McKnight has not breached, or received in writing any claim or threat that it has breached, any of the terms or conditions of any material agreement, contract or commitment to which it is a party or by which any of its assets are bound ("McKnight Material Contracts") in such a manner as would permit any other party to cancel or terminate the same prior to its stated term or would permit any other party to collect material damages from McKnight under any McKnight Material Contract, other than those McKnight Material Contracts that if terminated prior to the stated term, or that if material damages were collected under such McKnight Material Contract such damages, individually or in the aggregate, would not have a Material Adverse Effect on McKnight. Each McKnight Material Contract that has not expired or been terminated, is in full force and effect, and is not subject to any material default there under by any party obligated to McKnight pursuant to such McKnight Material Contract, other than those McKnight Material Contracts the failure of which to be in full force and effect or not subject to any material default, individually or in the aggregate, would not have a Material Adverse Effect on McKnight. There are no outstanding powers of attorney executed on behalf of McKnight.

     2.19 Employees. To the knowledge of McKnight, no key employee or group of employees has any current plans to terminate employment with McKnight, except where any such termination, individually or in the aggregate, would not have a Material Adverse Effect on McKnight. McKnight is a party to or bound by any collective bargaining agreement, nor has any of them experienced any strikes, formal grievances, claims of unfair labor practices or other collective bargaining disputes. McKnight has no knowledge of any organizational effort made or threatened, either currently or within the past two years, by or on behalf of any labor union with respect to its employees.

     2.20 Books and Records. The minute books of McKnight contain true and complete records of all actions taken at any meetings of McKnight's Members, Managers or any committee thereof and of all written consents executed in lieu of the holding of any such meeting. The financial books and records of McKnight accurately reflect in all material respects the assets, liabilities, business, financial condition and results of operations of McKnight.

     2.21 Brokers. None of McKnight, or any of its Members, managers or employees has employed any broker or finder or incurred any liability for any brokerage fees, commission or finder's fees in connection with the transactions contemplated by this Agreement.

     2.22 Vote Required. The affirmative vote of the holders of a majority of the membership interests is the only vote of the holders any class or series of McKnight Securities necessary to approve the Combination, this Agreement and the transactions contemplated hereby.

     ARTICLE THREE

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to McKnight as follows:

     3.1 Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. The Company has the requisite corporate power and authority to own, operate or lease its properties and to carry on its business as it is now being conducted, and is duly qualified or licensed to do business, and is in good standing, in each jurisdiction in which the nature of its business or the properties owned, operated or leased by it makes such qualification, licensing or good standing necessary except where the failures to have such power or authority, or the failures to be so qualified, licensed or in good standing, individually, and in the aggregate, would not have a Material Adverse Effect on the Company.


          Subsidiaries. The Company does not have the power, directly or indirectly, to vote or direct the voting of, securities sufficient to elect the majority of the directors of any corporation (a "Subsidiary") and does not control, directly or indirectly, or have any direct or indirect controlling equity interest, or any commitment to acquire any such direct or indirect controlling equity interest, in any corporation, partnership, joint venture, association, trust, or other business organization.

     3.2 Articles of Incorporation and Bylaws. The Company has heretofore made available to the McKnight a complete and correct copy of its articles of incorporation and bylaws, each as amended to the date hereof. The Company is not in violation of any provision of its articles of incorporation or bylaws.

     3.3 Capitalization. As of the close of business on the date of this Agreement, the Company had 1,000,000 shares of common stock issued and outstanding. All outstanding shares have been duly authorized and validly issued and are fully paid and non-assessable. The Company has no outstanding obligations to repurchase, redeem or otherwise acquire any Company Securities, as defined below, and to the knowledge of the Company, there are no voting trusts, proxies or other agreements or understandings with respect to the voting of the shares of the Company. There are outstanding:

     3.3.1     No other voting securities of the Company;

     3.3.2 No securities of the Company convertible into or exchangeable for common stock or other voting securities of the Company; and

     3.3.3 No options or other rights to acquire from the Company, and no obligation to issue, any voting securities or securities convertible into or exchangeable for shares of common stock or any voting securities of the Company (the items in paragraphs 4.4.1, 4.4.2 and 4.4.3 will be referred to collectively as the "Company Securities").

     3.4 Authority. The Company has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized and approved by the board of directors of the Company. Other than approval of the shareholders of the Company at a special meeting called for the purpose of approving the transactions contemplated by this Agreement and the effectivity of the Registration Statement, no other corporate proceedings on the part of the Company are necessary to authorize or approve this Agreement or to consummate the transactions contemplated hereby. Upon the approval of the Company's shareholders, this Agreement will be duly and validly executed and deliverable by the Company and, assuming the due and valid authorization, execution and delivery of this Agreement by McKnight, will constitute a valid and binding obligation of the Company enforceable against it in accordance with its terms, except as such enforceability (a) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditor rights generally and (b) is subject to general principles of equity.

     3.5  No Conflict; Required Filings and Consents.

     3.5.1 None of the execution and delivery of this Agreement by the Company, the consummation by the Company of the transactions contemplated hereby or the compliance by the Company with any of the provisions hereof will (i) conflict with or violate the articles of incorporation or bylaws of the company;
(ii) conflict with or violate any statute, ordinance, rule, regulation, order, judgment or decree applicable to the Company, or by which the Company or any of its properties or assets may be bound or affected, or (iii) result in a violation or breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in any loss of any material benefit, or the creation of any Lien on any of the property or assets of the Company (any of the foregoing referred to in clause (ii) or this clause (iii) being a "Violation") pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company is a party or by which the Company or any of its properties may be bound or affected, except in the case of the foregoing clauses
(ii) or (iii) for any Violation which, individually and in the aggregate, would not have a Material Adverse Effect on the Company.

     3.5.2 None of the execution and delivery of this Agreement by the Company, the consummation by the Company of the transactions contemplated hereby or the compliance by the Company with any of the provisions hereof will require any consent, waiver, approval, authorization or permit of, or registration or filing with or notification to (any of the foregoing being a "consent"), any government or subdivision thereof, or any administrative, governmental or regulatory authority, agency, commission, tribunal or body, domestic, foreign or supranational (a "Governmental Entity"), except for (i) such filings and approvals as may be required by any foreign jurisdiction or under applicable state takeover Laws; and (ii) other Consents or filings the failure of which to obtain or make, individually and in the aggregate, would not have a Material Adverse Effect on the Company.

     3.6 Financial Statements. The audited financial statements and unaudited interim financial statements of the Company (the "Company Financial Statements") provided to McKnight comply as to form in all material respects with applicable accounting requirements applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial condition of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     3.7 Absence of Certain Material Adverse Changes. Since the date of the Company Financial Statements, there has not been any change in the Assets, business, financial condition or results of operations of the Company that would have a Material Adverse Effect on the Company, nor has there occurred any event that should reasonably be foreseen to result in such a Material Adverse Effect on the Company.

     3.8 Undisclosed Liabilities. Except where any such liabilities, individually or in the aggregate, would not have a Material Adverse Effect on the Company, the Company does not have any liability (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated and whether due or to become due), except for (a) liabilities accrued or reserved against in the Company Financial Statements or incurred in the ordinary course of business since the date of the Company Financial Statements, (b) contractual or statutory liabilities incurred in the ordinary course of business which are not required by GAAP to be reflected on a balance sheet, and (d) liabilities adequately reserved against or disclosed in writing other than in the Company Financial Statements.

     3.9  Tax Matters.

     3.9.1 For all years where the statute of limitations has not expired, the Company has filed all Tax Returns (as defined below) that it was required to file and all such Tax Returns were correct and complete in all material respects, except where the failure to file such Tax Returns, individually or in the aggregate, would not have a Material Adverse Effect on the Company. The Company has paid or will pay all Taxes (as defined below) that are due on or before the Closing Date, whether or not shown on any such Tax Returns, except such as are being contested in good faith by appropriate proceedings (to the extent any such proceedings are required) and with respect to which the Company is maintaining reserves adequate for their payment and except where the failure to pay such Taxes, individually or in the aggregate, would not have a Material Adverse Effect on the Company. The accrued but unpaid Taxes of the Company for Tax Periods through the date of the Company Financial Statements do not exceed the accruals and reserves for Taxes (other than deferred Taxes) set forth on the Company Financial Statements. The Company has no actual or, to its knowledge, potential liability for any Tax obligation of any taxpayer (including without limitation any affiliated group or corporations or other entities that included the Company during a prior period) other than the Company. All Taxes that the Company is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Entity, except where the failure to withhold or collect Taxes, individually or in the aggregate, would not have a Material Adverse Effect on the Company.

     3.9.1.1 For purposes of this Agreement, "Taxes" means all taxes, charges, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, payroll and franchise taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof and any amounts of Taxes of another person that the Company is liable to pay by Law.

     3.9.1.2 For purposes of this Agreement, "Tax Returns" means all reports, returns, declarations, statements or other information required to be supplied to a taxing authority in connection with Taxes.

     3.9.1.3 For purposes of determining the amount of Taxes attributable to a specified period (e.g., the period from the date of the Financial Statements through the Closing) other than a Tax Period, each Tax shall be computed as if the specified period were a Tax Period. For purposes of this paragraph 4.10.1, a Tax Period means a period for which a Tax is required to be computed under applicable statutes and regulations.

     3.9.2 No examination or audit of any Tax Returns of the Company by any Governmental Entity that would have a Material Adverse Effect on the Company is currently in progress or, to the knowledge of the Company, threatened or contemplated. The Company has not waived any statute of limitations with respect to taxes or agreed to an extension of time with respect to a tax assessment or deficiency.

     3.10 Owned Real Property. The Company does not own any real property.

     3.11 No Litigation. There is no (i) unsatisfied judgment, order, decree, award, stipulation or injunction or (ii) private or governmental claims, complaint, action, suit, arbitration, proceeding, hearing, rule, law, regulation or investigation affecting the Company to which the Company, or to the Company's knowledge, any shareholder, director, officer, employee or agent of the Company is or was a party or is threatened to be made a party that would have a Material Adverse Effect on the Company.

     3.12 Compliance With Applicable Laws. The Company is in material compliance with all applicable Laws and orders, writs, injunctions, judgments, plans or decrees (collectively, "Orders") of any Governmental Entity, including any COBRA and any applicable employee wage and hour requirements, except where failure to be in compliance would not have a Material Adverse Effect on the Company.

     3.13 Benefit Plans; ERISA.

     3.13.1    The Company has no Employee Benefit Plans.

     3.13.2    The Company has never maintained an Employee
Benefit Plan subject to Section 412 of the Code or Title IV of
ERISA.

     3.13.3 At no time has the Company been obligated to contribute to any "multi-employer plan" (as defined in Section
4001(a)(3) of ERISA).

     3.13.4 There are no unfunded obligations under any Employee Benefit Plan providing benefits after termination of employment to any employee of the Company (or to any beneficiary of any such employee), including but not limited to retiree health coverage and deferred compensation, but excluding continuation of health coverage required to be continued under
Section 4980B of the Code, any applicable state health insurance continuation law and any state insurance conversion privileges law.

     3.13.5 No act or omission has occurred and no condition exists with respect to any Employee Benefit Plan maintained by the Company that would subject the Company to any fine, penalty, tax or liability of any kind imposed under ERISA or the Code.

     3.13.6 No Employee Benefit Plan is funded by, associated with, or related to "voluntary employees beneficiary association" within the meaning of Section 501(c)(9) of the Code.

     3.13.7 No Employee Benefit Plan, plan documentation or agreement, summary plan description or other written communication distributed generally to employees by its terms prohibits the Company from amending or terminating any such Employee Benefit Plan.

     3.13.8 There is no: (i) written agreement with any manager or any key employee of the Company which has not been terminated in accordance with its terms (A) the benefits of which are contingent, or the terms of which are altered, upon occurrence of a transaction involving the Company of the nature of any of the transactions contemplated by this Agreement, (B) providing any term of employment or compensation guarantee or (C) providing severance benefits or other benefits after the termination of employment of such member, manager or key employee; (ii) agreement, plan or arrangement under which any person may receive payments from the Company that may be subject to the tax imposed by Section 4999 of the Code or included in the determination of such person's "excess parachute payment" under
Section 280G of the Code; and (iii) agreement or plan binding the Company any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

     3.14 Intellectual Property.

     3.14.1 The Company owns, or is licensed or otherwise possesses legally enforceable rights to use, all patents, trademarks, trade names, service marks, copyrights, and any applications for such patents, trademarks, trade names, service marks, and copyrights, and all trade secrets, schematics, technology, know-how, computer software and tangible or intangible proprietary information or material (collectively, "Intellectual Property") that are necessary or used to conduct their businesses as currently conducted. The Company has taken all reasonable measures necessary to protect the proprietary nature of each item of Intellectual Property that it considers confidential, and to maintain in confidence all trade secrets and confidential information that it presently owns or uses.

     3.14.1.1 The Company has no patents, patent applications, trademarks, registered copyrights, know-how, technology, schematics, computer software or tangible or intangible proprietary information or material, trade names and service marks.

     3.14.1.2 The Company has no written licenses, sublicenses and other agreements to which it is a party and pursuant to which any person is authorized to use any Intellectual Property rights.

     3.14.1.3 The Company has previously provided a list of all written licenses, sublicenses and other agreements to which the Company is a party and pursuant to which the Company is authorized to use any third party patents, patent applications, trademarks, service marks, trade names, know-how, schematics, technology trade secrets or copyrights, including all software ("Third Party Intellectual Property Rights") which are incorporated in, or used in the development or operation of, any existing product or service of the Company.

     3.14.1.4 The Company has made available to McKnight correct and complete copies of all patents, registrations, applications (owned by the Company), and all licenses, sublicenses and agreements referred to above and as amended to date. Except for retail purchases of software, the Company is not a party to any oral license, sublicense or agreement which, if reduced to written form, would have been required to be listed pursuant to paragraphs 4.16.1.1 through 4.16.1.4 under the terms of this
Section 4.15.

     3.14.2 With respect to each item of Intellectual Property that the Company owns: (i) other than Intellectual Property subject to joint development rights or other rights that will not materially interfere with the conduct of the business of the Company, and subject to such rights as have been granted by the Company under license agreements entered into by the Company, (which have been identified in the lists provided pursuant to paragraphs Section 4.16.1.1 through 4.16.1.4 and copies of which have previously been made available, or the contents of which have been disclosed in writing to McKnight), the Company possesses all right, title and interest in and to each such item; and (ii) each such item is not subject to any outstanding judgment, order, decree, stipulation or injunction that materially interferes with the conduct of the Company's business as currently conducted, except where any instance of non-compliance with subsections (i) and/or (ii) above, individually or in the aggregate, would not have a Material Adverse Effect on the Company. With respect to each item of Third Party Intellectual Property Rights: (i) the license, sublicense or other agreement covering such item is legal, valid, binding, enforceable and in full force and effect with respect to the Company, and to the Company's knowledge is legal, valid, binding, enforceable and in full force and effect with respect to each other party thereto; (ii) the Company is not in breach or default there under, and to the Company's knowledge no other party to such license, sublicense or other agreement is in breach or default there under, and no event has occurred which with notice or lapse of time would constitute a breach or default by the Company or permit termination, modification or acceleration there under by any party thereto; and (iii) the underlying item of Third Party Intellectual Property is not subject to any outstanding judgment, order, arbitration award, decree, stipulation, injunction or governmental rule, law or regulation to which the Company is a part or has been specifically named that materially interferes with the conduct of the Company's business as currently conducted, nor subject to any other outstanding judgment, order, decree, arbitration award, stipulation, injunction or governmental rule, law or regulation that materially interferes with the conduct of the Company's business as currently conducted, except where any instance of non-compliance with subsections (i), (ii) and/or (iii) above, individually or in the aggregate, would not have a Material Adverse Effect on the Company.

     3.14.3 The Company (i) has not been named in any suit, action, arbitration or other proceeding which involves a claim of infringement or misappropriation of any patent, trademark, service mark, trade name, copyright, trade secret, schematic, technology, know-how, computer software, tangible or intangible proprietary information of any third party or breach of any license, sublicense or other agreement relating to such intellectual property and (ii) has not received any written notice alleging any such claim of infringement, breach or misappropriation where the events described in subsections (i) and (ii) would have a Material Adverse Effect on the Company.
The Company has made available to McKnight correct and complete copies of all pleadings and papers from such suits, actions, arbitrations, or proceedings and written notices to the extent the Company is not prohibited from disclosing the same under applicable court orders. The performance of the service offerings of the Company do not currently infringe and have not, within the six years prior to the date of this Agreement, infringed any patent, trademark, service mark, trade name, copyright, trade secret, schematic, technology, know-how, computer software, tangible or intangible proprietary information or material right of any third party, except where such infringement would not have a Material Adverse Effect on the Company; and to the knowledge of the Company, the Intellectual Property rights of the Company are not being materially infringed by activities, products or services of any third party.


     3.15 Certain Events. Since the date of this Agreement until the Effective Date, there has not been any event, occurrence or development which has had or would be reasonably likely to result in a Material Adverse Effect on the Company, except for general economic changes, changes that affect the industry of the Company generally, and changes in the Company's business after the date hereof attributable solely to actions taken by McKnight. Since the date of this Agreement there has not been (a) any declaration, setting aside or payment of any dividend or other distribution in respect of any Company Securities or any redemption or other acquisition by the Company of any Company Securities; (b) any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for common stock; (c) (i) any granting by the Company to any officer or key employee of McKnight of any increase in compensation, except in the ordinary course of business or as was required under employment agreements in effect as of the date of the Company Financial Statements or (ii) any entry by the Company into any employment, severance or termination agreement with any such officer or key employee or granting by the Company to any such officer or key employee of any increase in severance or termination pay, except as was required under employment, severance or termination agreements in effect as of the date of the Company Financial Statements; (d) any damage, destruction or loss, whether or not covered by insurance, that has or would be reasonably likely to have a Material Adverse Effect on the Company; (e) any change in accounting methods, principles or practices by the Company materially affecting its assets, liabilities or business, except insofar as may have been required by a change in generally accepted accounting principles; or (f) any adoption or increase in payments to or benefits under any Benefit Plan; or (g) any agreement or commitment to do any of the things described in the preceding clauses (a) through (f).

     3.16 Contracts. Since the date of the Company Financial Statements, the Company has not breached, or received in writing any claim or threat that it has breached, any of the terms or conditions of any material agreement, contract or commitment to which it is a party or by which any of its assets are bound ("Company Material Contracts") in such a manner as would permit any other party to cancel or terminate the same prior to its stated term or would permit any other party to collect material damages from the Company under any Company Material Contract, other than those Company Material Contracts that if terminated prior to the stated term, or that if material damages were collected under such Company Material Contract such damages, individually or in the aggregate, would not have a Material Adverse Effect on the Company. Each Company Material Contract that has not expired or been terminated, is in full force and effect, and is not subject to any material default there under by any party obligated to the Company pursuant to such Company Material Contract, other than those Company Material Contracts the failure of which to be in full force and effect or not subject to any material default, individually or in the aggregate, would not have a Material Adverse Effect on the Company. There are no outstanding powers of attorney executed on behalf of the Company.

     3.17 Employees. To the knowledge of the Company, no key employee or group of employees has any current plans to terminate employment with the Company, except where any such termination, individually or in the aggregate, would not have a Material Adverse Effect on the Company. The Company is a party to or bound by any collective bargaining agreement, nor has any of them experienced any strikes, formal grievances, claims of unfair labor practices or other collective bargaining disputes.
McKnight has no knowledge of any organizational effect made or threatened, either currently or within the past two years, by or on behalf of any labor union with respect to its employees.

     3.18 Books and Records. The minute books of the Company contain true and complete records of all actions taken at any meetings of the Company's shareholders, board of directors, or any committee thereof, and of all written consents executed in lieu of the holding of any such meetings. The financial books and records of the Company accurately reflect in all material respects the assets, liabilities, business, financial condition and results of operations of the Company.

     3.19 Brokers. None of the Company, or any of its shareholders, directors, officers or employees has employed any broker or finder or incurred any liability for any brokerage fees, commission or finder's fees in connection with the transactions contemplated by this Agreement.

     3.20 Vote Required. The affirmative vote of the holders of a majority of the Company's common stock is the only vote of the holders any class or series of Company Securities necessary to approve the Combination, this Agreement and the transactions contemplated hereby.

     3.21 Authority. The Company has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly and validly authorized and approved by the Boards of Directors of the Company. Except for the approval of the shareholders of the Company which will be required to approve this Agreement and the transactions contemplated hereby, no other corporate proceedings on the part of the Company are necessary to authorize or approve this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered and, assuming the due and valid authorization, execution and delivery by McKnight, constitutes a valid and binding obligation of the Company enforceable against it in accordance with its terms, except that such enforceability
(i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to the enforcement of creditors, rights generally and (ii) is subject to general principles of equity.

     3.22 No Conflict; Required Filings and Consents.

     3.22.1 None of the execution and delivery of this Agreement by the Company, the consummation by it of the transactions contemplated hereby or the compliance by it with any of the provisions hereof will (i) conflict with or violate the organizational, documents of the Company; (ii) conflict with or violate any statute, ordinance, rule, regulation, order, judgment or decree applicable to the Company or by which any of its properties or assets may be bound or affected; or (iii) result in a Violation pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company is a party or by which any of its properties or assets may be bound or affected, except in the case of the foregoing clauses (ii) and (iii) for any such Violation which, individually and in the aggregate, would not have a Material Adverse Effect on the Company.

     3.22.2 None of the execution and delivery of this Agreement by the Company, the consummation by the Company of the transactions contemplated hereby or the compliance by the Company with any of the provisions hereof will require any Consent of any Governmental Entity, except for (i) compliance with any applicable requirements of the Securities Act and the Exchange Act, and (ii) such filings and approvals as may be required by any applicable state securities, "blue sky" or takeover Laws, and
(v) other Consents or filings the failure of which to obtain or make, individually and in the aggregate, would not have a Material Adverse Effect on the Company.

     3.23 Information. None of the information supplied or to be supplied by the Company in writing specifically for inclusion in
(i) the Registration Statement; (ii) the Proxy Statement; or
(iii) the Other Filings will, at the respective times filed with the SEC or such other Governmental Entity and, in addition, in the case of the Proxy Statement, at the date it or any amendment or supplement is mailed to shareholders of the Company, at the time of the shareholders' Meeting and at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     3.24 Brokers. None of the Company, or any of its officers, directors or employees, has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the transactions contemplated by this Agreement for or with respect to which McKnight is or might be liable.

ARTICLE FOUR

COVENANTS

     4.1 Conduct of Business of McKnight. Except as required by this Agreement or with the prior written consent of the Company, during the period from the date of this Agreement to the Effective Date, McKnight will conduct its operations only in the ordinary course of business. Without limiting the generality to the foregoing, and except as otherwise required or contemplated by this Agreement, McKnight will not, prior to the Effective Date, without the prior written consent of the Company, not to be unreasonably withheld:

     4.1.1     adopt any amendment to its articles of
organization or operating agreement;

     4.1.2 issue, reissue or sell or authorize the issuance, reissuance or sale of additional membership interests or any rights, warrants or options to acquire any instruments convertible into membership interests;

     4.1.3     declare, set aside or pay any distribution
(whether in cash, property or any combination thereof) in respect of the membership interests, except for regularly scheduled distributions intended to satisfy the tax payments of the Members;

     4.1.4 enter into, adopt or amend any Employee Benefit Plan or any employment or severance agreement or arrangement or increase in any manner the compensation or fringe benefits of, or modify the employment terms of, its Members, managers or employees, generally or individually, or pay any benefit not required by the terms in effect on the date hereof of any existing Employee Benefit Plan, other than in the ordinary course of business consistent with past practice make normal merit increases to employees of McKnight;

     4.1.5 create, incur or assume any debt not currently outstanding (including obligations in respect of capital leases); assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person or entity; or make any loans, advances or capital contributions to or investments in, any other person or entity, except, in each case, in the ordinary course of business;

     4.1.6 change in any material respect its accounting methods, principles or practices, except insofar as may be required by a change in generally accepted accounting principles;

     4.1.7 make any material tax election or settle or compromise any material income tax liability;

     4.1.8 acquire, sell, lease, encumber or dispose of any assets or property, other than purchases and sales of assets in the ordinary course of business;

     4.1.9 discharge or satisfy any security interest or pay any obligation or liability other than in the ordinary course of business;

     4.1.10 mortgage or pledge any of its property or assets or subject any such assets to any security interest other than in the ordinary course of business;

     4.1.11    sell, assign, transfer or license any Intellectual
Property, other than in the ordinary course of business;

     4.1.12 enter into, amend, terminate, take or omit to take any action that would constitute a material violation of or default under, or waive, release or assign any material rights under, any material contract or agreement;

     4.1.13 make or commit to make any capital expenditure in excess of $20,000 per item or in an aggregate in excess of $50,000;

     4.1.14 willfully take any action, or willfully fail to take any action required or permitted by this Agreement with the intent that such action or failure to take action could result in
(i) any of the representations and warranties of McKnight set forth in this Agreement becoming untrue or (ii) any of the conditions to the Combination set forth in Article 5 not being satisfied;

     4.1.15 hire, terminate or discharge any key employee or engage or terminate any key consultant, provided however that any such employee or consultant may himself or herself terminate his or her relationship with the Company in accordance with the terms of any applicable employment, consulting or similar agreement;

     4.1.16 agree in writing or otherwise to take any of the foregoing actions.

     4.2 Access to Information. From the date hereof until the Effective Time and subject to applicable Law, McKnight will, and each of its respective Members, managers, employees, counsel, advisors and representatives (collectively, the "McKnight Representatives") to (i) provide the Company and its officers, employees, counsel, advisors and representatives (collectively, the "Company Representatives") access, during normal business hours and upon reasonable notice, to the offices and other facilities and to the books, records, financial statements and other documents and materials relating to the financial condition, assets and liabilities of McKnight, and will permit the Company to make inspections of such as either of them may reasonably require; (ii) cause the McKnight Representatives to furnish the Company and the Company Representatives to the extent available with such other information with respect to the business of McKnight as the Company may from time to time reasonably request; and (iii) confer and consult with the Company Representatives, as the Company may reasonably request, to report on operational matters, financial matters and the general status of ongoing business operations of McKnight. Unless otherwise required by Law and except as is necessary to disseminate the Registration Statement and the Proxy Statement, the Company will, and will cause the Company Representatives to hold any such information in confidence until such time as such information otherwise becomes publicly available through no wrongful act of the Company or the Company Representatives.

     4.3 Commercially Reasonable Efforts. Subject to the terms and conditions herein provided and to applicable legal requirements, so long as this Agreement has not been terminated according to its terms, each of the parties hereto agrees to use its commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, consistent with the fiduciary duties of such party's respective governing body, and to assist and cooperate with the other parties hereto in doing, as promptly as practicable, all things necessary, proper or advisable under applicable Laws and regulations to ensure that the conditions set forth in Article 5 are satisfied and to consummate and make effective the transactions contemplated by the Registration Statement, the Proxy Statement and this Agreement, including, without limitation, to make promptly their respective filings and thereafter to make any other submissions required under applicable Laws. In addition, if at any time prior to the Effective Time any event or circumstance relating to either McKnight or the Company should be discovered by McKnight or the Company, as the case may be, and which should be set forth in an amendment to the Registration Statement or the Proxy Statement, the discovering party will promptly inform the other party of such event or circumstance and promptly take all steps necessary to cause the Registration Statement or the Proxy Statement, as the case may be, as so corrected to be filed with the SEC and to be disseminated to the shareholders of the Company, in each case as to the extent required by applicable Law. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, including the execution of additional instruments, the proper officers and directors of each party to this Agreement, as the case may be, shall take all such necessary action.

     4.4 Consents. Each of the parties will use its commercially reasonable efforts to obtain as promptly as practicable all Consents of any Governmental Entity or any other person required in connection with the consummation of the transactions contemplated by the Registration Statement, Proxy
Statement, and this Agreement.

     4.5 Public Announcements. Subject to applicable Law, so long as this Agreement is in effect, the Company and McKnight agree to consult with each other before issuing any press release or otherwise making any public statement (including any statements included in any filing with the SEC) with respect to the Combination, the Registration Statement and the other transactions contemplated by this Agreement.


     4.6 No Solicitation. McKnight shall use its commercially reasonable efforts to cause the Members, managers, employees, investment bankers, attorneys and other agents and representatives of McKnight to, immediately cease any existing activities, information exchanges, discussions or negotiations with any person other than the Company (a "third Party") heretofore conducted with respect to any Acquisition Transaction (as hereinafter defined). McKnight shall not, and shall use its commercially reasonable efforts to cause the Members, managers, employees, investment bankers, attorneys and other agents and representatives of McKnight not to, directly or indirectly, (i) solicit, initiate, continue, or encourage (including by way of furnishing or disclosing non-public information) any inquiries, proposals or offers from any Third Party with respect to any acquisition or purchase of all or a material portion of the assets or business of, or any significant equity interest in, or any consolidation or business combination with, or any similar transaction involving, McKnight (the foregoing being referred to collectively as an "acquisition Transaction"), or (ii) negotiate or otherwise communicate in any way with any Third Party with respect to any Acquisition Transaction or enter into, approve or recommend any agreement, arrangement or understanding requiring McKnight to abandon, terminate or fail to consummate the Combination or any other transaction contemplated hereby. Additionally, McKnight shall terminate all letters of intent or agreements with respect to any Acquisition Transaction outstanding as of the date hereof and shall provide evidence of such termination to the Company.

     4.7 Notification of Certain Matters. The Company and McKnight shall promptly notify each other of (a) the occurrence or non-occurrence of any fact or event which would be reasonably likely (i) to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Time or (ii) to cause any covenant, condition or agreement hereunder not to be complied with or satisfied in all material respects; and (b) any failure of McKnight or the Company, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder in any material respect; provided, however, that no such notification shall affect the representations or warranties of any party or the conditions to the obligations of any party hereunder.

     4.8 Deliveries of Information. From time to time after the date of this Agreement and prior to the Effective Time (unless this Agreement is terminated), McKnight shall furnish promptly to the Company:

     4.8.1 a copy of each report, schedule and other document filed by McKnight or received by McKnight after the date of this Agreement pursuant to the requirements of federal or state securities Laws promptly after such documents are available, and

     4.8.2 the monthly consolidated financial statements of McKnight (as prepared by McKnight in accordance with its normal accounting procedures) promptly after such financial statements are available.

     ARTICLE FIVE

CONDITIONS TO CONSUMMATION OF THE COMBINATION

     5.1 Conditions to Each Party's Obligation to Effect the Combination. The respective obligations of the Company and McKnight to consummate the Combination are subject to the satisfaction or waiver in writing by each Party hereto at or before the Effective Date of each of the following conditions:

     5.2 Shareholder Approval. The shareholders of the Company shall have duly approved and adopted this Agreement and the transactions contemplated hereby to the extent required pursuant to the requirements of the Company's articles of incorporation and applicable Law.

     5.3  Member Approval.   The members of McKnight shall have
duly approved and adopted this Agreement and the transactions contemplated hereby to the extent required pursuant to the requirements of McKnight's operating agreement and applicable law.

     5.4 Issuance of Shares. The Company shall have issued the Common Stock to McKnight.

     5.5 Injunctions; Illegality. The consummation of the Combination shall not be restrained, enjoined or prohibited by any order, judgment, decree, injunction or ruling of a court of competent jurisdiction or any Governmental Entity, and there shall not have been any statute, rule or regulation enacted, promulgated or deemed applicable to the Combination by any Governmental Entity that prevents the consummation of the Combination.

     5.6 Registration Statement. The Registration Statement has been declared effective by the Securities and Exchange
Commission.


     5.7 Representations and Warranties True. The representations and warranties of the parties contained herein, in the Disclosure Schedule and in all certificates and other documents delivered by each party to the other in connection with the transactions contemplated hereby shall be true in all material respects as of the date made and as of the Closing Date.

                              ARTICLE SIX

                         POST-CLOSING COVENANTS

     6.0  Officers and Directors.  Following the Closing, the
Company shall cause to be appointed the following individuals to the indicated positions and such individuals shall serve until the next annual meeting of shareholders:

     Patrick E. McKnight
     President and Director

     Kathy McKnight
     Secretary and Director



                             ARTICLE SEVEN

                    TERMINATION; AMENDMENTS; WAIVER

     7.0 Termination. This Agreement may be terminated and the Combination contemplated hereby may be abandoned at any time prior to the Effective Date (notwithstanding approval thereof by the shareholders of the Company):

     7.1.1 by mutual written consent of the Company and McKnight;

     7.1.2 by either the Company or McKnight, if the Combination has not been consummated by December 31, 2001 and the terminating party is not in material breach of its obligations hereunder;

     7.1.3 by either the Company or McKnight, if there shall be any Law or regulation that makes consummation of the Combination or otherwise prohibited or if any judgment, injunction, order or decree enjoining the Company or McKnight from consummating the Combination is entered and such judgment, injunction, order or decree shall become final and unappealable;

     7.1.4 The Company may terminate this Agreement by giving written notice to McKnight if McKnight is in breach, and McKnight may terminate this Agreement by giving written notice to the Company in the event that the Company is in breach, of any material representation, warranty, or covenant contained in this Agreement, and such breach is not remedied within ten days of delivery of written notice thereof;

     7.1.5 by the Company, if the shareholders of the Company fail to approve the Combination at any meeting called for the purpose of approving the Combination.

     7.2  Effect of Termination.

     7.2.1 Whether or not the Combination is consummated, all costs and expenses incurred in connection with the Combination, this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

     7.2.2 In the event of termination of this Agreement by either McKnight or the Company, this Agreement shall forthwith become void and have no effect, without any liability on the part of any party or its Members, managers, directors, officers or shareholders.

     7.3 Amendment. To the extent permitted by applicable Law, this Agreement may be amended by the parties at any time before or after approval of this Agreement by the shareholders of the Company; provided, however, that after any such shareholder approval, no amendment shall be made which by law requires further approval of the Company's shareholders without the approval of such shareholders. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

     7.4 Extension; Waiver. At any time prior to the Effective Date, a party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto by any other party or (c) waive compliance by any other party with any of the agreements or conditions contained herein. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

     7.5 Procedure for Termination, Extension or Waiver. A termination, amendment or an extension or waiver of this Agreement in order to be effective shall require, in the case of the Company or McKnight, action by its Board of Directors or Members, respectively.

                             ARTICLE EIGHT

                             MISCELLANEOUS

     8.0 Non-Survival of Representations and Warranties. None of the representations and warranties made in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time. This paragraph 8 shall not limit any covenant or agreement of the parties hereto which by its terms contemplates performance after the Effective Time.

     8.1  Entire Agreement; Assignment.

     8.1.1 This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

     8.1.2 Neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. This Agreement is not intended to confer upon any person other than the Company and McKnight any rights or remedies hereunder.

     8.2 Validity. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, each of which shall remain in full force and effect.

     8.3 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by overnight courier or facsimile to the respective parties as follows:

     If to the Company:       Alph-Net Consulting Group, Ltd.
                              2102 N. Donner Ave.
                              Tucson, Arizona  85749
          Attention:          Daniel L. Hodges, President
                              Fax: (520) 731-9892

     If to McKnight:          McKnight Consulting, L.L.C.
                              2110 E. Water Street
                              Tucson, Arizona  85749
                              Patrick E. McKnight, General
Manager
                              Fax: (520) 322-9918

or to such other address as the person to whom notice is given may have previously furnished to the other in writing in the manner set forth above (provided that notice of any change of address shall be effective only upon receipt thereof).

     8.4 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

     8.5 Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

     8.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

     8.7 Fees and Expenses. All fees, costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such fees and expenses, whether or not the Combination is consummated.

     8.8 Interpretation. Unless the context requires otherwise, all words used in this Agreement in the singular number shall extend to and include the plural, all words in the plural number shall extend to and include the singular, and all words in any gender shall extend to and include all genders.

     8.9 No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of the parties hereto and their respective successors and assigns and it is not the intention of the parties to confer third-party beneficiary rights upon any other person.

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its respective officer thereunto duly authorized, all as of the day and year first above written.

ALPH-NET CONSULTING GROUP, LTD.

Daniel L. Hodges
President

MCKNIGHT CONSULTING, LLC

By: Patrick E. McKnight
Its: General Manager
                              APPENDIX B
                     RIGHTS OF DISSENTING OWNERS

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the domestic corporation is a party:

(1) If approval by the stockholders is required for the merger
NRS 92A.120 to 92A.160 inclusive, or the articles of incorporation and he is entitled to vote on the merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.

(b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

(c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

(a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

(b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

NRS 92A.410 Notification of stockholders regarding right of dissent.

1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

NRS 92A.420 Prerequisites to demand for payment for shares.

1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

(b) Must not vote his shares in favor of the proposed action.

2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

NRS 92A.430 Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.

1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.440 Demand for payment and deposit of certificates;
retention of rights of stockholder.

1. A stockholder to whom a dissenter's notice is sent must:

(a) Demand payment;

(b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

(c) Deposit his certificates, if any, in accordance with the terms of the notice.

2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter. NRS 92A.460 Payment for shares: General requirements.

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the corporation's registered office is located; or

(b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

2. The payment must be accompanied by:

(a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

(b) A statement of the subject corporation's estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter's rights to demand payment under NRS 92A.480; and

(e) A copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter's notice.

1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500,inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.